                                                                  Exhibit 4.13

================================================================================


                   REVOLVING CERTIFICATE PURCHASE AGREEMENT
                                (SERIES 1994-1)


                         dated as of December 13, 1994


                                     among


                     AMERISOURCE RECEIVABLES CORPORATION,


                           AMERISOURCE CORPORATION,


                  THE REVOLVING PURCHASERS DESCRIBED HEREIN,


                                      and


                            BANKERS TRUST COMPANY,
                       as Agent and Revolving Purchaser


================================================================================

                               TABLE OF CONTENTS


                                   ARTICLE I
                                  DEFINITIONS


SECTION 1.01  Definitions....................................................  2

                                  ARTICLE II
                     PURCHASE AND SALE OF THE CERTIFICATES

SECTION 2.01  The Commitments................................................  2
SECTION 2.02  Purchase Mechanics.............................................  3
SECTION 2.03  Reduction of Stated Amounts....................................  4
SECTION 2.04  Certificates...................................................  4

                                  ARTICLE III
               REDUCTIONS IN INVESTOR REVOLVING INVESTED AMOUNT

SECTION 3.01  Negative Variable Amounts......................................  5
SECTION 3.02  Other Reductions...............................................  5
SECTION 3.03  Notice to Revolving Purchasers.................................  6

                                  ARTICLE IV
                       INVESTOR REVOLVING YIELD AND FEES

SECTION 4.01  Investor Revolving Yield.......................................  6
SECTION 4.02  Non-Usage Fees.................................................  7
SECTION 4.03  Yield Protection...............................................  7
SECTION 4.04  Illegality; Unavailability..................................... 10
SECTION 4.05  Indemnity...................................................... 10
SECTION 4.06  Taxes.......................................................... 11

                                   ARTICLE V
                              OTHER PAYMENT TERMS

SECTION 5.01  Time and Method of Payment..................................... 12
SECTION 5.02  Pro Rata Treatment............................................. 13

                                  ARTICLE VI
                        REPRESENTATIONS AND WARRANTIES

SECTION 6.01  ARC........................................................... 13
SECTION 6.02  AmeriSource................................................... 14

                                  ARTICLE VII
                                  CONDITIONS

SECTION 7.01  Conditions to Initial Purchase................................ 15
SECTION 7.02  Conditions to Each Purchase................................... 18

                                 ARTICLE VIII
                             AFFIRMATIVE COVENANTS

SECTION 8.01  Affirmative Covenants......................................... 18

                                  ARTICLE IX
                                   THE AGENT

SECTION 9.01  Appointment................................................... 20
SECTION 9.02  Nature of Duties.............................................. 20
SECTION 9.03  Lack of Reliance on the Agent and BT Securities Corporation... 21
SECTION 9.04  Certain Rights of the Agent................................... 21
SECTION 9.05  Reliance...................................................... 21
SECTION 9.06  Indemnification............................................... 22
SECTION 9.07  The Agent in Its Individual Capacity.......................... 22
SECTION 9.08  Resignation by the Agent...................................... 22
SECTION 9.09  Reference Bank................................................ 23

                                   ARTICLE X
                           MISCELLANEOUS PROVISIONS

SECTION 10.01  Amendments................................................... 23
SECTION 10.02  No Waiver; Remedies.......................................... 24
SECTION 10.03  Successors and Assigns; Assignments.......................... 24
SECTION 10.04  Survival of Agreement........................................ 26
SECTION 10.05  Expenses; Indemnification.................................... 27
SECTION 10.06  Characterization as Transaction Document..................... 28
SECTION 10.07  Notices...................................................... 28
SECTION 10.08  Binding on Successors and Assigns............................ 28
SECTION 10.09  Severability of Provisions................................... 28
SECTION 10.10  Counterparts................................................. 28


SECTION 10.11  Governing Law................................................ 29
SECTION 10.12  Failure to Refinance......................................... 29
SECTION 10.13  Tax Characterization......................................... 30
SECTION 10.14  No Proceedings............................................... 30
SECTION 10.15  Confidentiality.............................................. 30

                                   ARTICLE I
                      DEFINITIONS; INCORPORATION OF TERMS
                             OF POOLING AGREEMENT

SECTION 1.01  Definitions...................................................  1
SECTION 1.02  Incorporation of Terms and Provisions of the Pooling
                Agreement...................................................  5

                                  ARTICLE II
                                  DESIGNATION

SECTION 2.01  Designation...................................................  5

                                  ARTICLE III
                                   PAYMENTS

SECTION 3.01  Payments......................................................  5
SECTION 3.02  Interest......................................................  5
SECTION 3.03  Principal Payments............................................  6
SECTION 3.04  Commitment Fees; Additional Amounts; Breakage Payments........  7

                                  ARTICLE IV
                                PAY-OUT EVENTS

SECTION 4.01  Pay-Out Events................................................  7

                                   ARTICLE V
                                 MISCELLANEOUS

SECTION 5.01  Governing Law.................................................  8
SECTION 5.02  Counterparts..................................................  8
SECTION 5.03  Severability of Provisions....................................  8
SECTION 5.04  Amendment, Waiver, Etc........................................  8
SECTION 5.05  The Trustee...................................................  8
SECTION 5.06  Instructions in Writing.......................................  8

                                   EXHIBITS

EXHIBIT A     Form of Pooling and Servicing Agreement
EXHIBIT B     Form of Receivables Purchase Agreement
EXHIBIT C     Form of Series 1994-1 Supplement
EXHIBIT D     Form of Assignment Agreement

                                   APPENDIX

APPENDIX X    Index of Additional Defined Terms

     This REVOLVING CERTIFICATE PURCHASE AGREEMENT, dated as of December 13, 1994 (this "Agreement"), is made among AMERISOURCE RECEIVABLES CORPORATION, a Delaware corporation ("ARC"), AMERISOURCE CORPORATION, a Delaware corporation (the "Servicer" or "AmeriSource"), the revolving purchasers (together with their respective permitted assigns, the "Revolving Purchasers"), and BANKERS TRUST COMPANY, as agent for the Revolving Purchasers (in that capacity, together with any successors in that capacity, the "Agent").


                                  BACKGROUND


     1. ARC will enter into (a) a Pooling Agreement substantially in the form of Exhibit A (the "Pooling Agreement") with AmeriSource, as initial Servicer,
- - - ---------
and Manufacturers and Traders Trust Company, a New York banking corporation, as trustee (in that capacity, together with any successors in that capacity, the "Trustee"), (b) a Receivables Purchase Agreement substantially in the form of Exhibit B, (c) a Series 1994-1 Supplement to the Pooling Agreement substantially
- - - ---------
in the form of Exhibit C (the "Supplement"), and (d) certain related documents
               ---------
referred to in the forms of those documents. Pursuant to the Pooling Agreement, ARC will obtain the Series 1994-1 Investor Revolving Certificates (the "Certificates"), which will represent fractional undivided beneficial interests in the assets of the AmeriSource Receivables Master Trust (the "Trust"), a trust to be organized pursuant to the Pooling Agreement. This Agreement is a Revolving Certificate Purchase Agreement as such is defined in the Pooling Agreement.

     2. ARC wishes to sell the Certificates to the Revolving Purchasers and obtain their commitment to purchase fractional undivided beneficial interests in the assets of the Trust (each a "Trust Interest") that will be evidenced by the Certificates. Subject to the terms and conditions of this Agreement, each Revolving Purchaser is willing (a) to purchase a Certificate with an initial Stated Amount in the amount set forth below its name on the signature pages to this Agreement and (b) to agree to make purchases of Trust Interests. AmeriSource has joined in this Agreement to confirm certain representations, warranties and covenants for the benefit of the Revolving Purchasers and the Agent.

     3. The Certificates and the Trust Interests represented thereby will serve as a bridge financing, and it is intended that they will be repaid in full and cancelled as soon as practicable from the proceeds of a refinancing, as more fully described herein.

                                   ARTICLE I
                                  DEFINITIONS


     SECTION 1.01 Definitions. Except for terms otherwise defined herein
                  -----------
(including without limitation the term "Certificate"), capitalized terms have the meanings assigned to them in the Supplement or in Appendix A to the Pooling Agreement, and this Agreement shall be interpreted in accordance with the conventions set forth in Parts B, C and D of Appendix A to the Pooling Agreement. An index of terms defined directly in this Agreement is attached as Appendix X.
- - - ----------


                                  ARTICLE II
                     PURCHASE AND SALE OF THE CERTIFICATES


     SECTION 2.01 The Commitments. Subject to the terms and conditions of this
                  ---------------
Agreement, each Revolving Purchaser agrees, severally and for itself alone, upon ARC's request, to make purchases (each, a "Purchase") of Trust Interests from time to time during the period from (and including) the date hereof to (but excluding) the earlier to occur of the Pay-Out Period Commencement Date for the Certificates and the Liquidation Commencement Date; provided, that no Revolving Purchaser will be required or permitted to make a Purchase on any date if the funded principal amount of its Certificate, after giving effect to the Purchase, would exceed the lesser of (a) the Stated Amount of its Certificate and (b) its Percentage multiplied by the Investor Revolving Invested Amount. In addition, no Revolving Purchaser will be required or permitted to make a Purchase if, after giving effect thereto (and any corresponding reduction to the ARC Revolving Amount pursuant to Section 4.03(c) of the Pooling Agreement), the (x) Investor Revolving Invested Amount would exceed (y) the excess, on that date, of the Base Amount over the ARC Revolving Amount. The Purchases by the Revolving Purchasers shall be made ratably in accordance with their respective Percentages; provided, that the failure of any Revolving Purchaser to make any Purchase shall not relieve any other Revolving Purchaser of its obligation to make Purchases hereunder. No Revolving Purchaser shall, however, be responsible for the failure of any other Revolving Purchaser to make any Purchase. Subject to the terms of this Agreement, the aggregate principal amount of a Revolving Purchaser's investment represented by its Certificate may be increased or decreased from time to time.

     For purposes of this Agreement, "Percentage" means, with respect to each Revolving Purchaser, the percentage equivalent (carried out to twelve decimal places) of a fraction the numerator of which is the Stated Amount of the Revolving Purchaser's Certificate and the denominator of which is the sum of the Stated Amounts of all of the Revolving Purchasers' Certificates. The initial Percentages of the initial Revolving Purchasers, and the Stated Amounts of their Certificates, are set out below their names on the signature pages to this Agreement.

     SECTION 2.02 Purchase Mechanics. (a) Whenever ARC wishes the Revolving
                  ------------------
Purchasers to make Purchases, it shall cause the Servicer to notify the Agent if the Trust Interests to be purchased initially will form a part of (i) the ABR Tranche, not later than noon, New York City time, one Business Day prior to the date of the proposed Purchase and (ii) a Eurodollar Tranche, not later than 2:00
p. m., New York City time, three Business Days prior to the date of the proposed Purchase. Each notice shall be irrevocable and shall in each case refer to this Agreement and specify (x) the aggregate purchase price for the requested Purchases (which shall be in a minimum amount of $1,000,000 or a greater integral multiple of $500,000 (or in the total unutilized amount of the various Revolving Purchasers' Stated Amounts)), (y) whether the Trust Interests to be purchased will form a part of the ABR Tranche or a Eurodollar Tranche and (z) the date of the Purchase (which shall be a Business Day) and the amount thereof. If no election required by clause (y) is made in any notice, then the Trust
                           ----------
Interests obtained in the Purchase shall form a part of the ABR Tranche. The Agent shall promptly advise the Revolving Purchasers of any notice given pursuant to this section and of the amount of each Revolving Purchaser's Purchase.

     (b) After receiving notice from the Agent of any notice given pursuant to subsection (a), each Revolving Purchaser shall make a Purchase in the amount of
- - - --------------
its pro rata portion of aggregate Purchases requested to be made, ratably according to its Percentage, on the proposed date thereof by wire transfer in Dollars of immediately available funds to the Agent at the office designated from time to time by the Agent, not later than 11:00 a. m., New York City time, and the Agent shall (unless notified in writing that any condition precedent has not been satisfied), by 2:00 p. m., New York City time, on the same day, make available to ARC by wire transfer of Dollars in immediately available funds the aggregate amount of the funds received. Unless the Agent shall have received written notice from a Revolving Purchaser prior to the date of any Purchase that the Revolving Purchaser will not make available to the Agent its purchase price, the Agent may (but shall not be required to) assume that the Revolving Purchaser has made that portion available to the Agent on the date of the Purchase in accordance with this subsection, and the Agent may, in reliance upon that assumption, make available to ARC on that date a corresponding amount.

     (c) If and to the extent that any Revolving Purchaser shall not have made its purchase price available to the Agent and the Agent has made available a corresponding amount to ARC, the Revolving Purchaser agrees to repay to the Agent forthwith on demand a corresponding amount, together with interest thereon, for each day from the date the amount is made available to ARC until the date the amount is repaid to the Agent (i) for the first three days following the date the amount is made available, at a rate per annum equal to the Federal Funds Rate and (ii) thereafter, at a rate per annum equal to the Federal Funds Rate plus 1%. If the Revolving Purchaser shall repay to the Agent a corresponding amount, the amount shall constitute its Purchase for purposes of this Agreement, and if ARC shall have already made the repayment (as provided below), the Revolving Purchaser shall make a corresponding amount immediately available to ARC. At any time after the Agent learns that a Revolving Purchaser has failed to make the purchase price for a Purchase available as described above, the Agent may give notice to ARC and the Servicer of that failure, and upon notice ARC will be required to refund to the Agent an amount equal to that purchase price, together with interest on the amount at the rate applicable to the Purchase of which the defaulting Revolving Purchaser's Purchase was to form a part. In the event that ARC fails to make the payment, the amount of the purchase price shall, if elected by the Agent, be allocated to the outstanding principal investment under the Certificate held by the Agent (in its capacity as a Revolving Purchaser), and any funds subsequently transferred to the Agent pursuant to Section 3.01 or 3.02 shall be applied first to reduce the
            ------------    ----
outstanding principal investment under its Certificate until the Agent has been repaid an aggregate amount equal to the amount of the increase referred to above before being applied for any other purpose. Nothing contained in this subsection shall, or shall be construed to, relieve any Revolving Purchaser from its obligations hereunder to make available to the Agent its purchase price for each Purchase.

     SECTION 2.03 Reduction of Stated Amounts. Upon at least three Business
                  ---------------------------
Days' prior irrevocable notice to the Revolving Purchasers in writing, ARC may reduce the Stated Amounts of the Certificates; provided, that (a) each partial reduction of the Stated Amounts shall be, in the aggregate for all Certificates, in an integral multiple of $1,000,000 and in a minimum principal amount of $5,000,000 and (b) no partial reduction shall be made that would reduce the aggregate Stated Amounts to an amount less than the Investor Revolving Invested Amount at the time of the reduction. Each reduction in the Stated Amounts shall be made ratably among the Revolving Purchasers in accordance with their respective Stated Amounts. The Agent shall promptly advise the Revolving Purchasers of any notice given pursuant to this section. Each reference in this Agreement to the "Stated Amount" of a Certificate means the Stated Amount of the Certificate after giving effect to any reductions made pursuant to this section. Promptly after the Stated Amount of any Revolving Purchaser's Certificate has been reduced to zero (and all Obligations owed to the Revolving Purchaser have been repaid in full), the Revolving Purchaser will mark its Certificate "CANCELED" and return it to ARC.

     SECTION 2.04 Certificates. The outstanding amounts of the Purchases made
                  ------------
by each Revolving Purchaser shall be evidenced by its Certificate, to be issued on the Closing Date substantially in the form of Exhibit A to the Supplement. Each Revolving Purchaser shall and is hereby authorized to record on the grid attached to its Certificate (or at its option, in its internal books and records) the date and amount of each Purchase made by it, the amount of each repayment of the principal amount represented by its Certificate, the portions of its Purchases that are from time to time allocated to the ABR Tranche and any Eurodollar Tranche, and any reductions to the Stated Amount of its Certificate made pursuant to Section 2.03; provided, that failure to make any recordation on
                 ------------
the grid or records or any error in the grid or records shall not adversely affect the Revolving Purchaser's rights with respect to its interest in the assets of the Trust and its right to receive Investor Revolving Yield in respect of the outstanding principal amount of all Purchases made by the Revolving Purchaser.

                                  ARTICLE III
               REDUCTIONS IN INVESTOR REVOLVING INVESTED AMOUNT


     SECTION 3.01 Negative Variable Amounts. On any Business Day prior to the
                  -------------------------
Liquidation Commencement Date on which the Variable Amount, as determined pursuant to Section 4.03(c) of the Pooling Agreement, is a negative number, ARC shall allocate, in accordance with that section, that negative amount (less any amounts deposited into the Equalization Account on that day in respect of that negative amount) to reduce the outstanding principal amount evidenced by (x) the ARC Revolving Certificate, (y) the Investor Certificates or (z) both the ARC Revolving Certificate and the Investor Certificates; provided, that:

          (a) if any reduction is made to the outstanding principal amount represented by the Investor Certificates (and thus to the Investor Revolving Invested Amount), the Servicer shall notify the Agent of the reduction not less than one Business Day prior to the date of the reduction (which shall be a Business Day) and direct the Trustee to transfer funds from the Master Collection Account to the Agent, for the account of the Revolving Purchasers, in an amount equal to the reduction for application to the reduction of the principal investment (and the reduction in the outstanding principal amount represented by the Certificates shall not exceed the amount of funds so transferred to the Agent),

          (b) any reduction to the aggregate outstanding principal amount represented by the Investor Certificates must be in a minimum amount of $1,000,000 (or the entire outstanding principal amount, if less) or a greater integral multiple of $500,000, and

          (c) any amounts transferred to the Agent pursuant to clause (a) shall
                                                               ----------
     be applied first, to any then outstanding ABR Tranche or to Eurodollar Tranches with Yield Periods ending on the date of the transfer (as selected by ARC and notified to the Agent in the notice of reduction delivered pursuant to clause (a)) and second, only after the ABR Tranche and all such
                 ----------
     Eurodollar Tranches have been reduced to zero, to other outstanding Eurodollar Tranches.

     SECTION 3.02 Other Reductions. In addition to the foregoing, ARC may, on
                  ----------------
at least two Business Days' prior notice by ARC or the Servicer to the Agent, reduce the Investor Revolving Invested Amount by causing an amount of funds equal to the desired amount of the reduction that are available for this purpose in accordance with the terms of the Pooling Agreement to be transferred to the Agent, for the account of the Revolving Purchasers (and application to the reduction of the outstanding principal balance of the Certificates). Any reduction shall be subject to the requirements specified in clauses (b) and (c)
                                                            -----------     ---
of Section 3.01.
   ------------

     SECTION 3.03 Notice to Revolving Purchasers. The Agent shall promptly
                  ------------------------------
advise the Revolving Purchasers of any notice given pursuant to Section 3.01 or
                                                                ------------
3.02.
- - - ----


                                  ARTICLE IV
                       INVESTOR REVOLVING YIELD AND FEES


     SECTION 4.01 Investor Revolving Yield. (a) Each time ARC requests the
                  ------------------------
Revolving Purchasers to make Purchases hereunder, ARC will notify the Agent in writing as to whether the Trust Interests included in the Purchase shall, in whole or in part, be deemed part of the ABR Tranche or (subject to subsections
                                                                   -----------
(b)(iii) and (b)(iv) below) a Eurodollar Tranche.
- - - --------     -------

     (b) Subject to the terms and conditions set forth in this section and
Section 4.04, ARC shall have the option: (x) on any Business Day, to convert all
- - - ------------
or part of the ABR Tranche to a Eurodollar Tranche and (y) on the last day of any Yield Period of a Eurodollar Tranche, to convert all or any part of that Eurodollar Tranche to form a part of the ABR Tranche and/or to continue all or any part of that Eurodollar Tranche as a new Eurodollar Tranche the Yield Period for which shall commence on the last day of the prior Yield Period; provided, that:

          (i) each conversion or continuation shall be made ratably among the Revolving Purchasers in accordance with their respective amounts of the Purchases comprising the converted or continued Tranche,

          (ii) if less than all of the outstanding amount of any Tranche shall be converted or continued, the aggregate amount of the Tranche converted or continued shall be in an integral multiple of $1,000,000 and in a minimum principal amount of $2,000,000,

          (iii) no outstanding Eurodollar Tranche may be continued as a Eurodollar Tranche, and no portion of the ABR Tranche may be converted into a Eurodollar Tranche, at any time that a Liquidation Event or an Unmatured Liquidation Event has occurred and is continuing; and any Yield Period for a Eurodollar Tranche that commences after the Liquidation Commencement Date must begin on a Settlement Date and end on the next Settlement Date, and

          (iv) there shall not be more than four separate Eurodollar Tranches outstanding at any one time.

     (c) If ARC wishes to convert and/or continue a Tranche under this section, ARC shall notify the Agent in writing (i) in the case of a conversion to or continuation of a Eurodollar Tranche, not later than 11:00 a. m., New York City time, three Business Days prior to the date of the proposed conversion or continuation date and (ii) otherwise, not later than 11:00 a. m., New York City time, one Business Day prior to the date of the proposed conversion or continuation. Each notice shall be irrevocable and shall refer to this Agreement and specify (x) the identity and amount of the Tranche that ARC wishes to convert or continue, (y) whether all or part of the Tranche is to be converted into or continued as a Eurodollar Tranche and (z) the date of the proposed conversion or continuation (which shall be a Business Day). If ARC shall not have delivered a timely notice in accordance with this section with respect to any Tranche, the Tranche shall, at the end of the Yield Period applicable to it (unless repaid pursuant to the terms hereof), automatically be converted into or continued as the ABR Tranche. The Agent shall promptly advise the Revolving Purchasers of any notice given pursuant to this section and of each Revolving Purchaser's portion of any converted or continued Tranche.

     (d) In accordance with Section 3.02(d) of the Supplement, each Revolving Purchaser and the Agent will be entitled to receive additional interest (at the rate specified therein) on amounts that are not paid when due under this Agreement or under its Certificate.

     SECTION 4.02 Non-Usage Fees. As the holder of its Certificate, each
                  --------------
Revolving Purchaser shall be entitled to receive from Collections a fee (a "Non-Usage Fee") for the period from and including the date hereof, until the earlier to occur of the Liquidation Commencement Date and the Pay-Out Commencement Date for the Certificates, equal to the Specified Basis Points accrued on the daily average of (a) the Stated Amount of its Certificate minus (b) the amount represented by the Revolving Purchaser's Percentage of the Investor Revolving Invested Amount. The Non-Usage Fee shall be payable in arrears on each Settlement Date for the period ending on the preceding Report Date.

     "Specified Basis Points" means, with respect to any period set forth below, the number of basis points set forth opposite the period, accrued at a rate per annum:

                         Period                                  Basis Points
                         ------                                  ------------
     Closing to the date six months after the Closing Date            25
     then to the date nine months after the Closing Date              31.25
     then to the date one year after the Closing Date                 37.5
     thereafter                                                       75

provided, however, that the Non-Usage Fee shall be calculated on the basis of actual days over a year of 365 or 366 days, as applicable.

     SECTION 4.03 Yield Protection. (a) Notwithstanding any other provision
                  ----------------
herein, if, after the date hereof, either:

          (i) the adoption of any law, rule or regulation (including any imposition or increase of reserve requirements) or any change after the date hereof in the interpretation or administration of any law, rule or regulation by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or

          (ii) the compliance by a Revolving Purchaser with any guideline or request from any central bank or other Governmental Authority or quasi-governmental authority exercising control over banks or financial institutions generally (whether or not having the force of law), shall subject a Revolving Purchaser to the imposition or modification of any reserve (including any imposed by the Federal Reserve Board), special deposit or similar requirement (including a reserve, special deposit or similar requirement that takes the form of a tax) against assets of, deposits with or for the account of, or credit extended by, the Revolving Purchaser or the office from time to time that it designates to the Agent as the office through which it makes and maintains Purchases comprising part of a Eurodollar Tranche (as to each Revolving Purchaser, its "LIBOR Office") or impose any other condition on a Revolving Purchaser affecting its Eurodollar Tranches or its obligations hereunder, and as a result of either of the foregoing there shall be any increase in the cost to the Revolving Purchaser of agreeing to make or making, funding or maintaining Purchases as Eurodollar Tranches (except to the extent already included in the determination of LIBOR), or there shall be a reduction in the amount received or receivable by the Revolving Purchaser or its LIBOR Office, then, upon written notice from the Revolving Purchaser to ARC and the Servicer (with a copy to the Agent), signed by an officer of the Revolving Purchaser with knowledge of and responsibility for such matters, and setting forth in reasonable detail the calculation used to arrive at the amounts, additional amounts sufficient to indemnify that Revolving Purchaser against the increased cost or reduction in amounts received or receivable shall constitute "Obligations" for purposes of the Pooling Agreement, and the Revolving Purchaser shall be entitled to receive these additional amounts, solely from amounts allocated thereto and paid pursuant to the Pooling Agreement.

     (b) If a Revolving Purchaser shall reasonably determine that the adoption after the date hereof of any law, rule or regulation regarding capital adequacy or capital maintenance, or any change after the date hereof in any of the foregoing or in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Revolving Purchaser, any of its lending offices or its holding company with any request or directive regarding capital adequacy or capital maintenance (whether or not having the force of law) or any such Governmental Authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the Revolving Purchaser's capital or the capital of its holding company as a consequence of this Agreement, the commitment of the Revolving Purchaser to make Purchases or the Purchases made by the Revolving Purchaser pursuant hereto to a level below that the Revolving Purchaser or its holding company could have achieved but for the adoption, change or compliance (taking into consideration the Revolving Purchaser's policies, and the policies of its holding company, with respect to capital adequacy), then, upon written notice from the Revolving Purchaser to ARC and the Servicer (with a copy to the Agent), signed by an officer of the Revolving Purchaser with knowledge of and responsibility for such matters, and setting forth in reasonable detail the calculation used to arrive at the amounts, any additional amounts as will compensate the Revolving Purchaser or its holding company for the reduction shall constitute "Obligations" for purposes of the Pooling Agreement, and the Revolving Purchaser shall be entitled to receive these additional amounts, solely from amounts allocated thereto and paid pursuant to the Pooling Agreement.

     (c) A Revolving Purchaser shall promptly notify ARC, the Servicer and the Agent in writing of any event of which it has knowledge occurring after the date hereof that will entitle it to compensation pursuant to this section. A certificate of the Revolving Purchaser, signed by an officer of the Revolving Purchaser with knowledge of and responsibility for such matters, and setting forth in reasonable detail the calculation used to arrive at the amounts necessary to compensate the Revolving Purchaser or its holding company as specified in subsection (a) or (b), as the case may be shall be delivered to ARC
             --------------    ---
and the Servicer and shall be conclusive absent demonstrable error. After receiving a notice from any Revolving Purchaser pursuant to subsection (a), ARC
                                                            --------------
may convert that Revolving Purchaser's interests in each Eurodollar Tranche into a portion of the ABR Tranche; provided, that if more than one Revolving Purchaser is so affected at any time, then all affected Revolving Purchasers must be treated in the same manner pursuant to this sentence.

     (d) Failure on the part of a Revolving Purchaser to demand compensation for any amounts as specified in subsection (a) or (b) with respect to any period
                            --------------    ---
shall not constitute a waiver of its right to demand compensation with respect to that period or any other period. The protection of this section shall be available to the Revolving Purchasers regardless of any possible contention of the invalidity or inapplicability of the law, rule, regulation, guideline or other change or condition that shall have occurred or been imposed.

     (e) Promptly after giving any notice to ARC pursuant to this section, a Revolving Purchaser will use its best efforts to designate one of its offices located at an address other than that previously designated pursuant to this Agreement as the office from which its Purchases will be made after the designation if it will avoid the need for, or materially reduce the amount of, any payment to which the Revolving Purchaser would otherwise be entitled pursuant to this section and will not, in the sole discretion of the Revolving Purchaser, be otherwise disadvantageous to the Revolving Purchaser.

     (f) If circumstances subsequently change so that any affected Revolving Purchaser shall determine that it is no longer affected by any of the items described in this section or in Section 4.04, the Revolving Purchaser shall
                                ------------
promptly notify ARC and the Agent, and upon receipt of the notice, the obligations of the Revolving Purchaser to make or continue Purchases as parts of Eurodollar Tranches, and to permit Purchases comprising part of the ABR Tranche to be converted into a part of a Eurodollar Tranche, shall be reinstated.

     SECTION 4.04 Illegality; Unavailability. (a) In the event that on any
                  --------------------------
date any Revolving Purchaser shall have determined (which determination shall be final and conclusive and binding upon all parties) that the making or continuation of its Purchases as Eurodollar Tranches has become unlawful by compliance by the Revolving Purchaser in good faith with any law, governmental rule, regulation or order or has become impossible as a result of a contingency occurring after the date hereof that materially and adversely affects its interbank eurodollar market, then, and in any such event, that Revolving Purchaser shall promptly give notice (by telephone confirmed in writing) to ARC, the Servicer and the Agent (which notice the Agent shall promptly transmit to each Revolving Purchaser) of that determination. The obligation of the affected Revolving Purchaser to make or maintain its Purchases as Eurodollar Tranches during any such period shall be terminated at the earlier of the termination of the Yield Period then in effect for each Eurodollar Tranche or when required by law, and ARC shall, no later than the time specified for the termination, convert any Purchases of the affected Revolving Purchaser that constitute part of any Eurodollar Tranche into a part of the ABR Tranche.

     (b) If, prior to the beginning of any Yield Period, the Agent shall have determined (which determination shall be final and conclusive and binding upon all parties) that: (i) Dollar deposits in the relevant amount and for the Yield Period are not available in the relevant interbank eurodollar market or (ii) by reason of circumstances affecting the interbank eurodollar market, that adequate and fair means do not exist for ascertaining the LIBOR applicable to a Eurodollar Tranche, then the Agent shall promptly give notice of this determination to ARC and to each Revolving Purchaser. Thereafter, and continuing until the Agent shall notify ARC that the circumstances giving rise to this determination no longer exist, (x) each Eurodollar Tranche will, on the last day of the applicable Yield Period, convert into a part of the ABR Tranche, (y) the right of ARC to request Eurodollar Tranches shall be suspended and (z) any Purchases requested to be made as Eurodollar Tranches prior to such time but not yet made shall be made as ABR Tranches.

     SECTION 4.05 Indemnity. If a Revolving Purchaser shall incur any losses,
                  ---------
expenses or liabilities (including any interest paid to lenders of funds borrowed by it to fund any Purchase as a Eurodollar Tranche and any loss sustained in connection with the re-deployment of such funds) as a result of (a) the failure of a Purchase to be made on a date specified therefor in a notice delivered pursuant to Section 2.02 (other than any such failure resulting from
                      ------------
the Revolving Purchaser's default in the performance of its obligations hereunder) or (b) any payment, including under Section 3.01, of the Revolving
                                               ------------
Purchaser's Purchases on a date that is not the last day of the Yield Period applicable to the Purchase or on any date specified in a notice of payment given by the Servicer, then, upon written notice (which notice shall be signed by an officer of the Revolving Purchaser with knowledge of and responsibility for such matters and shall set forth in reasonable detail the basis for requesting the amounts) from the Revolving Purchaser to ARC and the Servicer, additional amounts sufficient to indemnify the Revolving Purchaser against the losses, expenses and liabilities, but not for any lost profits associated therewith, shall constitute "Obligations" for purposes of the Pooling Agreement, and the Revolving Purchaser shall be entitled to receive these additional amounts, solely from amounts allocated thereto and paid pursuant to the Pooling Agreement.

     SECTION 4.06 Taxes. (a) Any and all payments made to each Revolving
                  -----
Purchaser under this Agreement and its Certificate shall be made free and clear of and without deduction for any and all current or future taxes, stamp or other taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding taxes imposed on, or measured by reference to, the net income of, franchise taxes imposed on, and taxes (other than withholding taxes) imposed on the gross receipts or gross income of, the Revolving Purchasers by the United States of America or by any jurisdiction under whose laws the Revolving Purchasers are organized or any political subdivision of any such jurisdiction (all the nonexcluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Trustee shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Certificate to the Revolving Purchasers, then the sum payable shall be increased by the amount necessary to yield to each Revolving Purchaser (after payment of all Taxes) an amount equal to the sum it would have received had no deductions been made, and the additional amount shall constitute "Obligations" for purposes of the Pooling Agreement.

     (b) Whenever any Taxes are paid by the Trustee pursuant to subsection (a),
                                                                --------------
as promptly as possible thereafter the Servicer shall send to the relevant Revolving Purchaser the original or a certified copy of an original official receipt showing payment thereof (if any) or any other evidence of the payment as may be available to the Servicer through the exercise of its reasonable efforts. If the Trustee fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Revolving Purchaser the required receipts or other required documentary evidence, the Revolving Purchaser shall be entitled to receive, solely from amounts allocated with respect thereto and paid pursuant to the Pooling Agreement, additional amounts necessary to indemnify it for any incremental taxes, interest or penalties that may become payable by the Revolving Purchaser as a result of any such failure, and the amounts shall constitute "Obligations" for purposes of the Pooling Agreement.

     (c) On or before the date it becomes a party to this Agreement (and, so long as it may properly do so, periodically thereafter, as requested by the Servicer, to keep forms up to date), each Revolving Purchaser that is organized under the laws of a jurisdiction outside the United States of America shall deliver to the Trustee any certificates, documents or other evidence that shall be required by the Internal Revenue Code or Treasury Regulations issued pursuant thereto to establish its exemption from existing United States Federal withholding requirements, including (i) two original copies of Internal Revenue Service Form 1001 or Form 4224 or successor applicable form, properly completed and duly executed by the Revolving Purchaser certifying that it is entitled to receive payments under this Agreement without deduction or withholding of any United States Federal income taxes, and (ii) an original copy of Internal Revenue Service Form W-8 or W-9 or applicable successor form, properly completed and duly executed; provided, that if any Revolving Purchaser does not comply with this Section 4.06(c), amounts payable to such Revolving Purchaser
                 ---------------
under this Section 4.06 shall be limited to amounts that would have been payable
           ------------
under this section if such Revolving Purchaser had so complied.

     (d) No Revolving Purchaser shall be entitled to receive any additional amounts under this section in respect of United States Federal withholding tax to the extent that the obligation to pay additional amounts would not have arisen but for its failure to comply with the provisions of subsection (c).
                                                            --------------

     (e) The Revolving Purchasers shall be entitled to receive amounts described in this section solely from amounts allocated to the payment thereof pursuant to the Pooling Agreement.

     (f) Notwithstanding anything to the contrary in this section, if the Internal Revenue Service determines that a Revolving Purchaser is a conduit entity participating in a conduit financing arrangement within the meaning of
Section 7701(l) of the Code and Proposed Regulations (S)1.881-3 (or successor provisions thereto) then (i) any additional Taxes that the Trustee or ARC is required to withhold from payments to the Revolving Purchaser by virtue of the conduit financing arrangement shall be excluded from the definition of Covered Taxes and (ii) the Revolving Purchaser shall indemnify the Trustee and ARC in full for any and all additional Taxes for which the Trustee or ARC is held directly liable under Section 1461 of the Code by virtue of the conduit financing arrangement. In addition to other rights and remedies that the Trustee or ARC may have, the Trustee may, to the fullest extent permitted by law, set off and apply any and all amounts that a Revolving Purchaser is required to indemnify the Trustee or ARC hereunder against amounts otherwise payable to the Revolving Purchaser under the Certificates.


                                   ARTICLE V
                              OTHER PAYMENT TERMS


     SECTION 5.01 Time and Method of Payment. (a) All amounts payable to any
                  --------------------------
Revolving Purchaser hereunder or with respect to its Certificate shall be made to the Agent for the account of the Revolving Purchaser by wire transfer of immediately available funds in Dollars not later than 2:00 p. m., New York City time, on the date due. Any funds received after that time will be deemed to have been received on the next Business Day. The Agent shall distribute all payments to the Revolving Purchasers, in accordance with their respective interests, prior to the close of business on the Business Day on which any payment is deemed received.

     (b) On any date on which a payment to one or more Revolving Purchasers hereunder or under the Certificates is due and payable, the Agent may (but in no event shall be required to) assume that the payment has been made available to the Agent on the date of the payment in accordance with this section, and the Agent may (but in no event shall be required to), in reliance upon this assumption, make payment of a corresponding amount to the Revolving Purchasers. If and to the extent any amounts shall not have so been made available to the Agent, each Revolving Purchaser irrevocably and unconditionally agrees to repay to the Agent forthwith on demand the amount of payment it received together with interest thereon, for each day from the date payment is made by the Agent until the date the amount is repaid to the Agent, (i) for the first three days following the date the payment is made, at a rate per annum equal to the Federal Funds Rate (determined as provided in the definition of Alternate Base Rate) and (ii) thereafter, at a rate per annum equal to the Federal Funds Rate plus 1%.

     SECTION 5.02 Pro Rata Treatment. Each repayment of Purchases (except as
                  ------------------
otherwise required by Section 2.02(c)), each payment of Investor Revolving
                      ---------------
Yield, each payment of the Non-Usage Fee, each reduction of the Stated Amounts and each conversion or continuation of any Tranche (except as otherwise required by Sections 4.03(c) and 4.04(b) with respect to conversions) shall be allocated
   ----------------     -------
pro rata among the Revolving Purchasers on the date of payment or reduction, in accordance with their respective Percentages (or, if different, in the case of Investor Revolving Yield, on the basis of their respective shares in the Tranches on which the Investor Revolving Yield is paid). Each Revolving Purchaser agrees that in computing its portion of any Purchases to be made hereunder, the Agent may, in its discretion, round each Revolving Purchaser's pro rata share of the Purchases to the next higher or lower whole dollar amount.


                                  ARTICLE VI
                        REPRESENTATIONS AND WARRANTIES


     SECTION 6.01 ARC. As of the First Issuance Date, ARC represents and
                  ---
warrants to the Revolving Purchasers that each of its representations and warranties in the Pooling Agreement and Purchase Agreement is true and correct, as if made on the First Issuance Date with the same effect as though made on that date (unless specifically stated to relate to an earlier date), and further represents and warrants that:

          (a) no Liquidation Event or Unmatured Liquidation Event has occurred and is continuing,

          (b) assuming the Revolving Purchasers are not purchasing with a view toward further distribution and there has been no general solicitation or general advertising within the meaning of the Securities Act, the offer and sale of the Certificates in the manner contemplated by this Agreement is a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the Pooling Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended,

          (c) except for BT Securities Corporation, in its capacity as structuring agent for the Purchase, Bankers Trust International PLC and Donaldson, Lufkin & Jenrette Securities Corporation (the "Financial Advisors"), ARC has not dealt with any financial advisor, or other Person who may be entitled to any commission or compensation in connection with the sale of the Certificates, and the fees of the Financial Advisors shall be an obligation of AmeriSource, and

          (d) no information supplied by or on behalf of ARC or AmeriSource to the Agent or the Revolving Purchasers in connection with the Transaction Documents (including without limitation the information contained in the Syndication Documents) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

     SECTION 6.02 AmeriSource. As of the First Issuance Date, AmeriSource
                  -----------
represents and warrants to the Revolving Purchasers that:

          (a) each of its representations and warranties in the Pooling Agreement (in its capacity as Servicer) and the Purchase Agreement (in its capacity as a Seller) is true and correct, as if made on the First Issuance Date with the same effect as if made on that date (unless specifically stated to related to an earlier date),

          (b) the audited financial statements and schedules of AmeriSource and its Subsidiaries for the period ended September 30, 1993, as prepared by Ernst & Young and filed with the Securities Exchange Commission on Form 10-K (the "Financial Statements"), present fairly in all material respects the financial position, results of operations and cash flows of AmeriSource at the dates and for the periods to which they relate and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, except as otherwise stated therein,

          (c) except as disclosed in the financial statements and schedules of AmeriSource and its Subsidiaries filed with the Securities and Exchange Commission on Form 10-Q, since the date of the Financial Statements (i) there has been no material adverse change in the condition, financial or otherwise, or the earnings, business affairs or business prospects of ARC or AmeriSource, whether or not arising in the ordinary course of business, and (ii) there have been no transactions entered into by ARC or AmeriSource that are material with respect to the condition, financial or otherwise, or the earnings, business affairs or business prospects of ARC or AmeriSource,

          (d) when filed with the Securities and Exchange Commission on Form 10-K, the audited financial statements and schedules of AmeriSource and its Subsidiaries for the period ended September 30, 1994, as prepared by Ernst & Young, will fairly present in all material respect the financial position, results of operations and cash flows of AmeriSource as the dates and for the periods to which they relate and will have been prepared in accordance with general accepted accounting principles applied on a consistent basis, except as otherwise stated therein, and

          (e) no information supplied by or on behalf of ARC or AmeriSource to the Agent or the Revolving Purchasers in connection with the Transaction Documents (including without limitation the information contained in the Syndication Documents) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.


                                  ARTICLE VII
                                  CONDITIONS


     SECTION 7.01 Conditions to Initial Purchase. The obligation of each
                  ------------------------------
Revolving Purchaser to make its initial Purchase shall be subject to the satisfaction of the conditions precedent that it shall have received (x) a duly executed and authenticated Certificate registered in its name and in a Stated Amount equal to the amount set out opposite its name on the signature page of this Agreement, (y) reimbursement of any expenses referred to in Section 10.05
                                                                 -------------
for which invoices have been presented and (z) an original (except as indicated below) counterpart of the following (each of which, if not in a form attached to this Agreement, shall be in form and substance satisfactory to the Revolving Purchaser):

          (a) each of the Pooling Agreement, the Purchase Agreement and the Subscription Agreement (each of which shall have been finalized in a manner satisfactory to the Agent and ARC), which shall be in full force and effect, and all actions required to be taken under those documents in connection with the issuance of the Certificates shall have been taken,

          (b) photocopies of each Account Agreement, of each closing document delivered pursuant to the Purchase Agreement and of a demand subscription agreement dated not later than the First Issuance Date between ARC and AmeriSource,

          (c) a certificate of the Secretary of AmeriSource to the effect that the conditions precedent to the effectiveness of the Inventory Credit Agreement and any necessary amendments to other debt documents shall have been satisfied or waived; and the Intercreditor Agreement shall have been executed by all parties thereto and delivered to the Trustee,

          (d) a certificate of the Secretary, or an Assistant Secretary, of each of ARC and the Servicer with respect to:

               (i) attached copies of resolutions of its Board of Directors then in full force and effect authorizing the execution, delivery and performance of the Transaction Documents,

               (ii) the incumbency and signatures of those of its officers authorized to act with respect to the Transaction Documents, and

               (iii) attached copies of its certificate of incorporation and by-laws,

          (e) a certificate of an Authorized Officer of each of ARC and the Servicer as to the satisfaction of the conditions precedent set forth in
     Section 7.02,
     ------------

          (f) a certificate of an appropriate officer of the Trustee stating that the Pooling Agreement has been duly authorized, executed and delivered by the Trustee and the Certificates have been duly authenticated by the Trustee in accordance with the Pooling Agreement and an opinion of counsel to the Trustee as to related matters,

          (g) confirmation satisfactory to the Agent that the following have been placed with Lexis Document Services or another filing service selected by the Agent for filing, the filing to occur on the First Issuance Date or the first Business Day thereafter:

               (i) UCC financing statements naming the Seller, as seller/debtor, ARC, as secured party/purchaser, and the Trustee, as assignee of the secured party, in each office where the filing is necessary for the perfection of the sales of Receivables and Transferred Assets by each Seller to ARC, and

               (ii) UCC financing statements naming ARC, as seller/debtor, and the Trustee, as secured party, in each office where the filing is necessary for the perfection of the transfers of Receivables and Trust Assets by ARC to the Trust,

          (h) results of recent searches of the UCC filing records in each office in which a filing referred to in subsection (g) has been made for
                                             --------------
     filings against the Seller (including any predecessors in interest to Seller going back five years) and ARC, showing no filings of record that cover any of the Receivables or the Transferred Assets other than (i) the financing statements referred to in subsection (g) (if shown in the
                                         --------------
     searches) and (ii) any other filings as to which the Agent has received signed UCC-3 termination statements or pay-off letters in form and substance satisfactory to it,

          (i) opinions addressed to the Agent and the Revolving Purchasers of Dechert Price & Rhoads, special counsel to ARC and the Servicer, as to the matters, and in such form and substance, as shall be satisfactory to the Agent,

          (j) evidence, reasonably satisfactory to the Agent and the Revolving Purchasers, of the payment of all taxes, fees and other governmental charges, if any, incidental to the issuance of the Certificates and to the consummation of the transactions contemplated hereunder and under the Pooling Agreement,

          (k) solvency certificates, in form and substance satisfactory to the Agent, with respect to each of ARC and AmeriSource, signed by their chief financial officers,

          (l) a rating letter of S&P pursuant to which it shall have rated the Certificates "A" or better,

          (m) a signed fee letter between AmeriSource and the Agent and payment of the upfront fees referred to in that letter and all other reasonable fees and expenses of the Agent (including the reasonable fees and expenses of counsel) in connection with the preparation, negotiation and execution of this Agreement, the Supplement and the other Transaction Documents,

          (n) an agreed-upon procedures letter, in form and substance satisfactory to the Agent, from Ernst & Young, with respect to certain historical information provided by AmeriSource with respect to the Receivables and included in the Syndication Documents,

          (o) a signed letter from AmeriSource and ARC, in form and substance satisfactory to the Agent, identifying and approving the Syndication Documents, and

          (p) any other information, certificates, opinions and documents as the Agent may have reasonably requested.

     In addition, the initial Purchase hereunder shall be subject to the conditions precedent that (x) ARC and AmeriSource shall have disclosed to the Agent and the initial Revolving Purchasers their plans for the refinancing of the Certificates, including reasonable detail as to the timing of the refinancing and any potential restrictions thereon or impediments thereto, and
(y) the Agent and the initial Revolving Purchasers shall be satisfied with the form and substance of the plans.

     If, (x) the conditions specified above have not been fulfilled on or prior to December 16, 1994 or (y) on the First Issuance Date, any condition specified in this Agreement shall not have been fulfilled when and as required in this Agreement or waived by the Revolving Purchasers, in each case a Revolving Purchaser's obligations to purchase the Certificates pursuant to this Agreement may be terminated by notice to ARC. In addition, if, under the circumstances, it shall not be feasible for the Revolving Purchasers to invest on the date the funds that are held available by the Revolving Purchasers for the Purchase, ARC shall pay the Revolving Purchasers interest on the funds at the Alternate Base Rate from the date of the notice until the next succeeding Business Day on which it is feasible for the Revolving Purchasers to invest the funds. Nothing in this paragraph shall operate to relieve ARC from any of its obligations hereunder or otherwise waive any of the Revolving Purchasers' rights against ARC.

     SECTION 7.02 Conditions to Each Purchase. The obligation of each
                  ---------------------------
Revolving Purchaser to make any Purchase on any day (including those comprising the initial Purchase) shall be subject to the Agent's receipt of the Daily Report for that day and to the conditions precedent that on the date of the Purchase, before and after giving effect thereto and to the application of any proceeds therefrom, the following statements shall be true:

          (a) the representations and warranties of ARC and AmeriSource set out in this Agreement, with the exception of Sections 6.02(b) and 6.02(c)
                                              ----------------     -------
     (which shall have been true and accurate on the date hereof), are true and accurate as of that date with the same effect as though made on that date (unless specifically stated to relate to an earlier date), and

          (b) neither the Liquidation Commencement Date nor the Pay-Out Commencement Date has occurred, and no Liquidation Event or Unmatured Liquidation Event has occurred and is continuing.

     The giving of any notice pursuant to Section 2.02 shall constitute a
                                          ------------
representation and warranty by ARC and AmeriSource that the foregoing statements (limited, in the case of subsection (a) to the representations and warranties of
                         --------------
the Person deemed to make the representation and warranty referred to in this sentence) are true.


                                 ARTICLE VIII
                             AFFIRMATIVE COVENANTS


     SECTION 8.01 Affirmative Covenants. ARC and AmeriSource each severally
                  ---------------------
covenants and agrees that, until the Certificates have been paid in full and the obligations of the Revolving Purchasers to make Purchases have terminated, it will:

          (a) duly and timely perform all of its covenants and obligations under each Transaction Document to which it is a party,

          (b) not, except as contemplated by Section 13.01 of the Pooling Agreement, amend or otherwise modify any Transaction Document to which it is a party or grant any waiver or consent thereunder, without the prior written consent of Revolving Purchasers having percentages that aggregate at least 66 2/3% (the "Required Revolving Purchasers"); provided, however, that no amendment shall (i) reduce in any manner the amount of, or delay the timing of, allocations, payments or distributions in respect of any Certificate without the consent of the related Revolving Purchaser, (ii) amend, modify or waive any provision of this Agreement that requires the approval or consent of a specified percentage of Revolving Purchasers without the consent of that percentage of Revolving Purchasers and (iii) amend, modify or waive the provisions of this section with respect to the rights of any Revolving Purchaser without the consent of that Revolving Purchaser,

          (c) promptly deliver to each Revolving Purchaser (in addition to the materials required to be delivered pursuant to the Pooling Agreement) the information, documents, records or reports respecting the Trust or the condition or operations, financial or otherwise, of ARC, AmeriSource and the Seller as the Revolving Purchaser may from time to time reasonably request,

          (d) at the same time any report (including any Daily Report, Settlement Statement or annual auditors' report), notice or other document is provided to the Trustee, or caused to be provided, by ARC or the Servicer under the Pooling Agreement, provide the Agent with a copy of the report, and

          (e)(i) use reasonable efforts to cause the Trustee to issue one or more additional Series or Purchased Interests in order to repay in full the Investor Revolving Amount and all other Obligations owed in respect of the Certificates as soon as practicable, and (ii) not cause the Trustee to issue any other Series or Purchased Interest except for the purposes described in clause (i); provided, that any such issuance must yield
                  ----------
     sufficient proceeds to repay in full the Investor Revolving Amount and all other Obligations owed in respect of the Certificates.

     In addition, it is understood and agreed that so long as the Certificates remain outstanding, the Servicer and ARC shall, subject to the proviso to the next sentence, during regular business hours upon not less than five Business Days' prior notice, permit the Trustee or the Agent (or such other Person as the Trustee or the Agent may designate from time to time), or their respective agents or representatives (including certified public accountants or other auditors), as an expense of the Servicer paid out of the Servicing Fee, (i) to examine and make copies of and abstracts from, and to conduct accounting reviews of, all Records in the possession or under the control of the Servicer or ARC, including the related Contracts and purchase orders, invoices and other agreements related thereto, and (ii) to visit the offices and properties of the Servicer and ARC for the purpose of examining such materials described in clause
                                                                          ------
(i), and to discuss matters relating to the Receivables or the Related
- - - ---
Transferred Assets or the performance by the Servicer or ARC of their respective obligations under any Transaction Document with any officer, employee or representative of the Servicer or ARC. The Trustee or the Agent may (but shall not be obligated to) conduct, or cause its agents or representatives to conduct, reviews of the types described in this paragraph (each such review, a "Receivables Review") whenever the Trustee or the Agent, in its reasonable judgment, deems any such review appropriate, and the Trustee or the Agent shall conduct, or cause its agents or representatives to conduct, such a review if requested by either the Agent or the Majority Investors; provided, that, prior to February 28, 1995 or the occurrence and continuance of a Liquidation Event or an Unmatured Liquidation Event, the Trustee or the Agent shall have the right to request a Receivables Review not more than twice in any calendar year; and provided further, that, after February 28, 1995 or after the occurrence and during the continuance of a Liquidation Event or an Unmatured Liquidation Event, there shall be no limitation on the number of Receivables Reviews that are conducted by or on behalf of the Trustee or the Agent. Notwithstanding the five-day notice provision above, no such notice shall be required if a Liquidation Event shall have occurred and be continuing.

     In connection with clause (e) above, ARC and AmeriSource will assist the
                        ----------
Financial Advisors in the marketing of any additional Series and Purchase Interests to be issued and (promptly upon request) provide all the information necessary to any Financial Advisor to market such facilities; provided, however, that any information distributed in connection with such marketing shall be subject to the confidentiality standards set forth in the agreements among the Financial Advisors and AmeriSource. In addition, ARC and AmeriSource will use their reasonable best efforts to make appropriate officers and representatives of AmeriSource and ARC available to participate in the information meetings for potential investors at such times and places as may reasonably be requested.


                                  ARTICLE IX
                                   THE AGENT


     SECTION 9.01 Appointment. The Revolving Purchasers hereby designate
                  -----------
Bankers Trust Company as Agent. Each Revolving Purchaser hereby irrevocably authorizes the Agent to take action on its behalf under the provisions of the Transaction Documents and any other instruments and agreements referred to therein and to exercise the powers and perform the duties hereunder and thereunder that are specifically delegated to or required of the Agent by the terms hereof and thereof, and any other powers as are reasonably incidental thereto. The Agent may perform any of its duties by or through its respective officers, directors, agents or employees.

     SECTION 9.02 Nature of Duties. The Agent shall not have any duties or
                  ----------------
responsibilities except those expressly set forth in this Agreement. Neither the Agent nor any of its officers, directors, agents or employees shall be liable for any action taken or omitted by it or them under any Transaction Document or in connection herewith or therewith, unless caused by its or their gross negligence or willful misconduct. The duties of the Agent shall be mechanical and administrative in nature, the Agent shall not have by reason of this Agreement a fiduciary relationship in respect of any Revolving Purchaser, and nothing in any Transaction Document, expressed or implied, is intended to or shall be construed as to impose upon the Agent any obligations in respect of any Transaction Document except as expressly set forth herein.

     SECTION 9.03 Lack of Reliance on the Agent and BT Securities Corporation.
                  -----------------------------------------------------------
Independently and without reliance upon the Agent or BT Securities Corporation, each Revolving Purchaser, to the extent it deems appropriate, has made and shall continue to make (a) its own independent investigation of the financial condition and affairs of ARC, the Seller, the Servicer and the Trust in connection with the making and the continuation of each Purchase and the taking or not taking of any action in connection herewith and (b) its own appraisal of the creditworthiness of ARC, the Seller and the Servicer and the merits and risks of an investment in the Certificates, and, except as expressly provided in this Agreement, the Agent shall not have any duty or responsibility, either initially or on a continuing basis, to provide any Revolving Purchaser with any credit or other information with respect thereto, whether coming into its possession before the making of a Purchase or at any time or times thereafter. The Agent shall not be responsible to any Revolving Purchaser for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of the Transaction Documents or the financial condition of ARC, the Seller, the Servicer or the Trust or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of any Transaction Document, or the financial condition of ARC, the Seller, the Servicer or the Trust or the existence or possible existence of any Liquidation Event or Unmatured Liquidation Event.

     SECTION 9.04 Certain Rights of the Agent. If the Agent shall request
                  ---------------------------
instructions from the Required Revolving Purchasers with respect to any act or action (including failure to act) in connection with any Transaction Document, the Agent shall be entitled to refrain from acting or taking the action unless and until the Agent shall have received instructions from the Required Revolving Purchasers, and the Agent shall not incur liability to any person by reason of so refraining. Without limiting the foregoing, no Revolving Purchaser shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting under any Transaction Document in accordance with the instructions of the Required Revolving Purchasers as for refraining to act in the absence of instruction.

     SECTION 9.05 Reliance. The Agent shall be entitled to rely, and shall be
                  --------
fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by any person that the Agent believed to be the proper person. The Agent may consult with legal counsel (including counsel for any AmeriSource Person), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in accordance with the advice of such counsel, accountants or experts.

     SECTION 9.06 Indemnification. To the extent the Agent is not reimbursed
                  ---------------
and indemnified by ARC or the Servicer, the Revolving Purchasers will reimburse and indemnify the Agent ratably in accordance with their respective Percentages from and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses or disbursements of whatsoever kind or nature that may be imposed on, asserted against or incurred or suffered by the Agent (including fees and expenses of legal counsel, accountants and experts) in performing its duties or as a result of any action taken or omitted to be taken by the Agent under any Transaction Document or in any way relating to or arising out of any Transaction Document; provided, that no Revolving Purchaser shall be liable for any portion of these liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable order).

     SECTION 9.07 The Agent in Its Individual Capacity. With respect to its
                  ------------------------------------
obligation to purchase Trust Interests under this Agreement, the Agent shall have the rights and powers specified herein for a Revolving Purchaser and may exercise the same rights and powers as though it were not performing the duties of the "Agent" specified herein, and the term "Revolving Purchasers," "Required Revolving Purchasers" and "Holders" or "payees" of any Certificates or any similar terms shall, unless the context clearly otherwise indicates, include the Agent in its individual capacity. The Agent and its Affiliates may accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with ARC or the Servicer or any AmeriSource Person as if the Agent were not performing the duties specified herein, and may accept fees and other consideration from ARC or the Servicer for services in connection with this Agreement and otherwise without having to account for the same to the Revolving Purchasers. Each of the parties hereto acknowledges that the Agent will be acting both as a lender under the Inventory Credit Agreement and as a Revolving Purchaser and the Agent under this Agreement.

     SECTION 9.08 Resignation by the Agent. (a) The Agent may resign at any
                  ------------------------
time by giving notice to ARC and the Revolving Purchasers. The resignation shall take effect upon the appointment of a successor Agent pursuant to subsections
                                                                  -----------
(b) and (c) below or as otherwise provided below.
- - - ---     ---

     (b) Upon any notice of resignation, the Required Revolving Purchasers shall appoint a successor Agent hereunder who shall be a commercial bank or trust company reasonably acceptable to ARC (it being understood and agreed that any Revolving Purchaser is deemed to be acceptable to ARC).

     (c) If a successor Agent is not appointed within 30 days after the delivery of the notice referred to in subsection (a), the Agent, with the consent of
                             --------------
ARC, shall then appoint a successor Agent who shall serve as Agent hereunder until the time, if any, that the Required Revolving Purchasers appoint a successor Agent as provided above.

     (d) If no successor Agent has been appointed pursuant to subsection (b) or
                                                              --------------
(c) above by the 60th day after the date notice of resignation was given by the
- - - ---
Agent, the Agent's resignation shall become effective and the Revolving Purchasers shall thereafter perform all the duties of the Agent under the Transaction Documents until the time, if any, that the Revolving Purchasers appoint a successor Agent as provided above.

     SECTION 9.09 Reference Bank. By its execution of this Agreement, the
                  --------------
Agent agrees to act as the Reference Bank for purposes of calculations relating to the Certificates, including as contemplated by the definition of "Alternate Base Rate."


                                   ARTICLE X
                           MISCELLANEOUS PROVISIONS


     SECTION 10.01 Amendments. No amendment to or waiver of any provision of
                   ----------
any Transaction Document, nor consent to any departure by ARC therefrom, shall in any event be effective unless the same shall be in writing and signed by ARC, the Agent and the Required Revolving Purchasers; provided, however, that no amendment shall (a) decrease the outstanding amount of, or extend the repayment of or any scheduled payment date for the payment of, any Investor Revolving Yield in respect of the Certificate or any fees owed to a Revolving Purchaser without its prior written consent, (b) forgive or waive or otherwise excuse any repayment of the Investor Revolving Invested Amount without the prior written consent of each Revolving Purchaser affected thereby, (c) increase the Stated Amount of any Revolving Purchaser without its prior written consent, (d) waive any Liquidation Event arising from an Event of Bankruptcy with respect to ARC or the Seller without the consent of each Revolving Purchaser and prior notice to the Applicable Rating Agencies, (e) amend or modify the Percentage of any Revolving Purchaser without its prior written consent, (f) waive any of the requirements hereunder that the interests of the Trustee in the Receivables and the other Trust Assets be perfected by appropriate UCC filings without the prior written consent of each Revolving Purchaser or (g) amend, modify or otherwise affect the rights or duties of the Agent hereunder without the prior written consent of the Agent; provided, however, that this Agreement may not be amended unless ARC shall have delivered the proposed amendment to the Applicable Rating Agency at least ten Business Days (or a shorter period that shall be acceptable to it) prior to the execution and delivery thereof and the Rating Agency Condition has been satisfied with respect to the amendment. Each Revolving Purchaser shall be bound by any modification, waiver or consent authorized by this section, whether or not its Certificate shall have been marked to indicate the modification, waiver or consent.

     SECTION 10.02 No Waiver; Remedies. Any waiver, consent or approval given
                   -------------------
by any party hereto shall be effective only in the specific instance and for the specific purpose for which given, and no waiver by a party of any breach or default under this Agreement shall be deemed a waiver of any other breach or default. No failure on the part of any party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder, or any abandonment or discontinuation of steps to enforce the right, power or privilege, preclude any other or further exercise thereof or the exercise of any other right. No notice to or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in the same, similar or other circumstances. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     SECTION 10.03 Successors and Assigns; Assignments. (a) This Agreement
                   -----------------------------------
shall be binding upon, and inure to the benefit of, ARC, the Servicer, the Agent, the Revolving Purchasers and their respective successors and assigns; provided, however, that neither ARC nor the Servicer may assign its rights or obligations hereunder or in connection herewith or any interest herein (voluntarily, by operation of law or otherwise) without the prior written consent of all the Revolving Purchasers; and provided further, that no Revolving Purchaser may transfer, pledge, assign, sell participations in or otherwise encumber its rights or obligations hereunder or in connection herewith or any interest herein except as permitted under this section.

     (b) Each Revolving Purchaser may at any time sell to one or more banks or other entities ("Participants") participating interests in all or any portion of its Certificate and its obligations hereunder (its "Credit Exposure"). In the event of any sale by a Revolving Purchaser of participating interests to a Participant, the Revolving Purchaser shall notify ARC of the identity of the Participant upon a request by ARC, the Revolving Purchaser's obligations under this Agreement shall remain unchanged, the Revolving Purchaser shall remain solely responsible for the performance thereof, and the Revolving Purchaser shall remain the holder of its rights under its Certificate and this Agreement for all purposes under this Agreement, and the other parties to the Transaction Documents shall continue to deal solely and directly with the Revolving Purchaser in connection with such rights and obligations under this Agreement. ARC agrees that each Participant shall be entitled to the benefits of Sections
                                                                      --------
4.03, 4.04, 4.05 and 4.06 with respect to its participation in the Certificate.
- - - ----  ----  ----     ----
The Revolving Purchasers agree that any agreement between them and any Participant in respect of a participating interest shall not restrict the Revolving Purchasers' right to agree to any amendment, supplement or modification of the Transaction Documents except to (i) extend the final maturity of any Obligation, (ii) reduce the rate or extend the time of payment of interest thereon or any fees owed to the Revolving Purchasers under the Transaction Documents, (iii) reduce the principal amount of any Obligation, (iv) release or direct the release of all or substantially all of the Trust Assets or the Trustee's claim to the Trust Assets, (v) reduce substantially the amount of any reserve included in the calculation of the Base Amount, (vi) increase the amount of the participation from the amount thereof then in effect (it being understood that any waiver of any Liquidation Event or Unmatured Liquidation event will not constitute a change in the terms of such participation, and that any increase in a commitment or Stated Amount of a Certificate shall be permitted without the consent of the Participant if the Participant's participation is not increased as a result thereof), or (vii) permit assignment or transfer by ARC or AmeriSource of its rights or obligations under the Transaction Documents.

     (c) Subject to Article VI of the Pooling Agreement and the next sentence hereof, any Revolving Purchaser may at any time assign to one or more banks or other financial institutions ("Assignees") all or any part of its Credit Exposure; provided, that (i) unless assigned to an Affiliate of the Revolving Purchaser, it assigns all of its Credit Exposure or a portion of its Credit Exposure in an amount not less than $5,000,000, (ii) after the assignment, the Revolving Purchaser and its Affiliates continue to hold at least $5,000,000 of Credit Exposure or have reduced their Credit Exposure to $0, (iii) any Assignee, other than an Affiliate of the Revolving Purchaser, must be reasonably acceptable to the Agent, which acceptance shall not be delayed or withheld unreasonably, (iv) if such Assignee is organized under the laws of a jurisdiction outside the United States of America, such Assignee shall satisfy the requirements of Section 4.06(c), or amounts payable to it under Section 4.06
                    ---------------                                 ------------
shall be limited to amounts that would be payable if such Assignee had complied with Section 4.06(c), and (v) unless the Assignee is a bank with paid-in capital
     ---------------
and surplus of at least $100,000,000 or a financial institution that is a party to the Seller Credit Agreement, any such assignment shall be subject to the prior written consent of ARC, which consent shall not be unreasonably delayed or withheld. The requirements of clauses (i), (ii), (iii) and (v) of the preceding
                              -----------  ----  -----     ---
sentence and the requirement that an Assignee be a bank or other financial institution shall not apply to any Assignee of a fixed principal certificate issued in connection with the restructuring of the Program as contemplated by
Section 10.12, so long as such Assignee is a qualified institutional buyer
- - - -------------
(within the meaning of Rule 144A under the Securities Act). In the event of any assignment, the Revolving Purchaser shall comply with Article VI of the Pooling Agreement and also shall give notice to ARC and the Agent and shall deliver to the Agent, for acceptance and recording in its records, an assignment agreement substantially in the form of Exhibit C together with a processing and
                             ---------
recordation fee of $3,000. Within five Business Days of receipt thereof, the Agent shall, if the assignment agreement has been fully executed by the Assignee, the assignor Revolving Purchaser and ARC, is completed and is in substantially the form of Exhibit C, execute the assignment agreement and record
                          ---------
the information contained therein in its records. Upon the earlier of the expiration of the five Business Day period or the date of the recording, the assignment will become effective. ARC, the Agent and the Revolving Purchasers agree to extend the rights and benefits with respect to ARC under this Agreement to the Assignee to the extent the Assignee would have had if it were a Revolving Purchaser that was an original signatory to this Agreement; provided, that ARC shall be entitled to continue to deal solely and directly with the assignor Revolving Purchaser in connection with the interests so assigned to the Assignee until the assignment agreement and any required fee, as described above, shall have been delivered to ARC and the Agent by the Revolving Purchaser and the Assignee and the assignment shall have become effective. Upon the effective assignment of its Credit Exposure, the Revolving Purchaser shall be relieved of its obligations hereunder to the extent of the assignment.

     (d) The sale or assignment of any Credit Exposure to any Assignee or Participant (each, a "Transferee") shall not be effective until it has agreed to be bound by the provisions of Sections 10.14 and 10.15. ARC and AmeriSource
                              --------------     -----
each authorize the Revolving Purchasers to disclose to any Transferee and any prospective Transferee any and all information in their possession concerning ARC and AmeriSource that has been delivered to them by ARC, AmeriSource or the Trustee in connection with their credit evaluation of the Trust prior to entering into this Agreement. Further, each of ARC and AmeriSource agrees, upon the request of a Revolving Purchaser, to cause Ernst & Young to deliver to any potential Transferee a reliance letter (for the benefit of such potential Transferee) with respect to the agreed upon procedures letter described in
Section 7.01(n).
- - - ---------------

     (e) Notwithstanding any other provisions set forth in this Agreement, the Revolving Purchasers may at any time create a security interest in all or any portion of their rights under this Agreement and the Certificates in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System.

     (f) ARC and AmeriSource agree to assist the Agent in any marketing of the Certificates or of any Investor Certificates or Purchased Interests issued or sold in a restructuring of the Program (as contemplated by the final paragraph of Section 10.12) and (promptly upon request) to provide all information deemed
   -------------
necessary by the Agent in such marketing; provided, however, that any information distributed in connection with such marketing shall be subject to the confidentiality standards set forth in Section 10.15. In addition, ARC and
                                           -------------
AmeriSource will use their reasonable best efforts to make appropriate officers and representatives of AmeriSource and ARC available to participate in the information meetings for potential investors at such times and places as the Agent may reasonably request.

     SECTION 10.04 Survival of Agreement. All covenants, agreements,
                   ---------------------
representations and warranties made herein and in the Certificates delivered pursuant hereto shall survive the making and the repayment of the Purchases and the execution and delivery of this Agreement and the Certificates and shall continue in full force and effect until all Obligations have been paid in full and all commitments of the Revolving Purchasers hereunder have been terminated. In addition, the obligations of ARC under Sections 4.03, 4.04, 4.06 and 10.05
                                          -------------  ----  ----     -----
and the obligations of the Revolving Purchasers under Section 9.06 shall survive
                                                      ------------
the termination of this Agreement.

     SECTION 10.05 Expenses; Indemnification. ARC and AmeriSource jointly and
                   -------------------------
severally shall pay on demand (a) all reasonable out-of-pocket fees and expenses (including reasonable attorneys fees and expenses) of the Agent incurred in connection with the preparation, execution, delivery, administration, amendment, modification and waiver of the Transaction Documents and the making and repayment of the Purchases, including any Servicer or collection agent fees paid to any third party for services rendered to the Revolving Purchasers and the Agent in collecting the Receivables and (b) all reasonable out-of-pocket fees and expenses of the Revolving Purchasers and the Agent (including reasonable attorneys fees and expenses of their counsel) incurred in connection with the enforcement of the Transaction Documents against ARC, the Servicer and the Seller and in connection with any workout or restructuring of the Transaction Documents. In addition, ARC will pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing, recording or enforcement of this Agreement or any payment made under the Transaction Documents, and hereby indemnifies and saves the Agent and the Revolving Purchasers harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay the taxes and fees. ARC and AmeriSource jointly and severally agree to reimburse and indemnify the Agent and each Revolving Purchaser and their respective officers, directors, shareholders, controlling Persons, employees and agents (collectively, the "Indemnitees") from and against any and all actions, judgments, costs, expenses or disbursements of whatsoever kind or nature that may be imposed on, asserted against or incurred or suffered by the Agent or the Revolving Purchasers (including fees and expenses of legal counsel, accountants and experts) in any way relating to or arising out of any Transaction Document.

     Notwithstanding the foregoing (and with respect to clause (w) below,
                                                        ----------
without prejudice to the rights that an Indemnitee may have pursuant to the other provisions of the Transaction Documents), in no event shall any Indemnitee be indemnified against any amounts (v) resulting from gross negligence or willful misconduct on the part of any of its officers, directors, employees or agents, (w) to the extent they include amounts in respect of Receivables and reimbursement therefore that would constitute credit recourse to the Servicer for the amount of any Receivable or Related Transferred Asset not paid by the related Obligor, (x) to the extent they are or result from lost profits, (y) to the extent they are or result from taxes (including interest and penalties thereon) asserted with respect to (1) distributions on the Certificates, (2) franchise or withholding taxes imposed on any Indemnitee other than the Trust or the Trustee in its capacity as Trustee or (3) Federal or other income taxes on or measured by the net income of the Indemnitee and costs and expenses in defending against the same, or (z) to the extent that they constitute consequential, special or punitive damages.

     If for any reason the indemnification provided in this section is unavailable to an Indemnitee or is insufficient to hold it harmless, then ARC and AmeriSource jointly and severally shall contribute to the amount paid by the Indemnitee as a result of any loss, claim, damage or liability in a proportion that is appropriate to reflect not only the relative benefits received by the Indemnitee on the one hand and ARC and AmeriSource on the other hand, but also the relative fault of the Indemnitee (if any), ARC and AmeriSource and any other relevant equitable considerations; provided, however, that ARC's obligations under this section shall be paid by ARC only to the extent that funds are available to make the payments after all amounts to be paid to Investor Certificateholders and Holders of Purchased Interests pursuant to Section 4.03(f) or 4.03(a) (as applicable) shall have been paid, and there
   ---------------    -------
shall be no recourse to ARC for all or any part of any amounts payable pursuant to this section if the funds are at any time insufficient to make all or part of any such payments.

     SECTION 10.06 Characterization as Transaction Document; Entire Agreement.
                   ----------------------------------------------------------
This Agreement shall be deemed to be a Transaction Document for all purposes of the Pooling Agreement and the other Transaction Documents. This Agreement, together with the documents delivered pursuant to Section 7.01 and the other
                                                  ------------
Transaction Documents, including the exhibits and schedules thereto, contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all previous oral statements and other writings with respect thereto.

     SECTION 10.07 Notices. All communications hereunder shall be in writing
                   -------
(except that notices pursuant to Sections 3.01 and 3.03 may be given by
                                 -------------     ----
telephone promptly confirmed in writing or by facsimile transmission) and shall be deemed to have been duly given if personally delivered, sent by overnight courier or mailed by registered mail, postage prepaid and return receipt requested, or transmitted by telex or facsimile transmission and confirmed by a similar mailed writing to any party at the address for that party set forth (a) on the signature page to this Agreement or (b) to another address as that party may designate in writing to the Agent and ARC.

     SECTION 10.08 Binding on Successors and Assigns. This Agreement shall
                   ---------------------------------
inure to the benefit of and be binding upon ARC, the Revolving Purchasers and their respective permitted successors and assigns. Nothing expressed herein is intended or shall be construed to give any Person other than the Persons referred to in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement.

     SECTION 10.09 Severability of Provisions. Any covenant, provision,
                   --------------------------
agreement or term of this Agreement that is prohibited or is held to be void or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of the prohibition or unenforceability without invalidating the remaining provisions of this Agreement.

     SECTION 10.10 Counterparts. This Agreement may be executed in any number
                   ------------
of counterparts (which may include facsimile) and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

     SECTION 10.11 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND
                    -------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

     SECTION 10.12 Failure to Refinance. If the Revolving Purchasers shall not
                   --------------------
have been repaid in full and their Stated Amount reduced to zero on or prior to the 180th day falling after the date of the initial Purchase, then:

          (a) ARC and AmeriSource will cooperate in good faith with the Agent to restructure the Program and to design securities to be issued by the Trust in order to facilitate the refinancing in full of the Certificates and/or the complete assignment by the initial Revolving Purchasers of their Credit Exposure, which restructuring and design may include, but not be limited to, (i) the creation of senior and subordinated classes of securities, (ii) the creation of fixed principal and variable principal securities with varying maturities and interest rates, it being understood that no specified proportion of securities with fixed versus variable principal or fixed versus variable interest rates need be maintained, and that the proportion with respect with either type of principal may be 0% (provided, that the aggregate principal amount of fixed principal certificates shall not, without ARC's and AmeriSource's consent, exceed the greater of (x) $175,000,000 and (y) the average, for the preceding six Calculation Periods (or, if less, the number of complete Calculation Periods elapsed since the date of this Agreement), of the lowest Base Amount properly reported in any Daily Report during each such Calculation Period), (iii) changes to the number and type of investors required to take (or omit to take a particular action (such as a waiver, amendment or instruction to the Trustee)), (iv) the imposition of make-whole payments or other prepayment premiums if the securities are repaid prior to their scheduled maturity voluntarily, as the result of the Trustee's receipt of a Stop Date Notice or for any other reason agreed to by AmeriSource, (v) any changes or modification necessary to enable an investor to qualify for the portfolio interest exemption, thus permitting the securities to be marketed to investors who do not have a place of business in the United States, and (vi) any changes or modifications necessary to satisfy then current requirements of S&P (or any other Applicable Rating Agency) for trade receivables securitizations rated "AAA" (in the case of senior securities) or "A" (in the case of subordinate securities), and

          (b) if requested to do so by any Revolving Purchaser, the Trustee or the Agent shall exercise its rights under the final paragraph of Section
                                                                      -------
     8.01 to conduct a Receivables Review.
     ----

     ARC and AmeriSource shall enter into the amendments to the Transaction Documents as may be requested by the Agent as necessary or desirable to restructure the Program and design securities as contemplated in subsection (a);
                                                                 --------------
provided, that, notwithstanding the foregoing, neither ARC nor AmeriSource shall be required to consent to any amendment to any Transaction Document that it determines in its sole and reasonable discretion to be materially adverse to its own interests.

     SECTION 10.13 Tax Characterization. Each party to this Agreement (a)
                   --------------------
acknowledges that it is the intent of the parties to this Agreement that, for Federal, state and local income and franchise tax purposes only, the Certificates will be treated as evidence of indebtedness secured by the Trust Assets and the Trust not be characterized as an association taxable as a corporation, (b) agrees to treat the Certificates for Federal, state and local income and franchise tax purposes as indebtedness and (c) agrees that the provisions of the Transaction Documents shall be construed to further these intentions.

     SECTION 10.14 No Proceedings. Each of AmeriSource, the Agent (solely in
                   --------------
its capacity as such) and each of the Revolving Purchasers (solely in its capacity as such) hereby agrees that it will not institute against ARC or the Trust, or join any other Person in instituting against ARC or the Trust, any insolvency proceeding (namely, any proceeding of the type referred to in the definition of "Event of Bankruptcy") so long as any Investor Certificates issued by the Trust shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any Investor Certificates shall have been outstanding. The foregoing shall not limit the right of AmeriSource or any Revolving Purchaser to file any claim in or otherwise take any action with respect to any insolvency proceeding that was instituted against ARC or the Trust by any other Person. In addition, each of the foregoing parties agree that all amounts owed to them by the Trust or ARC shall be payable solely from amounts that become available for payment pursuant to the Pooling Agreement and the Supplement, and no amounts shall constitute a claim against the Trust or ARC to the extent that they are in excess of the amounts available for their payment.

     SECTION 10.15 Confidentiality. The Agent and each Revolving Purchaser
                   ---------------
acknowledge that all information concerning the Seller, ARC, any AmeriSource Person, the Receivables and the Related Transferred Assets (collectively the "Confidential Information") that has been, is being and will be delivered or made available by the Seller and ARC to the Agent and the Revolving Purchasers is highly confidential; provided, that the term "Confidential Information" shall not include (x) any of the foregoing information that is or becomes generally available to the public or is or becomes available to the Agent or a Revolving Purchaser (as applicable) on a nonconfidential basis or was or becomes known to the Agent or a Revolving Purchaser (as applicable) on a nonconfidential basis without violation of this section, (y) the Transaction Documents or any Daily Report or Settlement Statement delivered thereunder or (z) the information included in the Syndication Documents.

     Each of the Trustee and the Revolving Purchasers hereby agrees to use its best efforts to hold in confidence all Confidential Information; provided, that nothing herein shall prevent the Trustee or any Revolving Purchaser from delivering Confidential Information to:

          (a) the respective affiliates, directors, officers, employees, agents and professional consultants (each of which being a "Representative") of the Agent or a Revolving Purchaser who, in the case of each Representative, shall be subject to confidentiality arrangements at least substantially comparable hereto,

          (b) any Federal or state regulatory authority having jurisdiction over the Agent or the Revolving Purchasers,

          (c) any Transferee or potential Transferee, who shall be subject to a written confidentiality agreement at least substantially comparable hereto,

          (d) any Person engaged by AmeriSource or ARC to assist in structuring, marketing or otherwise facilitating arrangements necessary to refinance the Certificates (including, without limitation, the Financial Advisors),

          (e) any Person pursuant to subpoena or other court process or otherwise in connection with applicable litigation, or

          (f) any Person to the extent required by applicable law.

     The Agent and each Revolving Purchaser recognize the competitive value and confidential nature of the Confidential Information and the irreparable damage that could result to the Seller, ARC or the other AmeriSource Persons if it is disclosed to any third party in violation of the requirements of this section. The Agent and each Revolving Purchaser recognize that money damages would not be a sufficient remedy for any breach of the requirements of this section, and each of the foregoing severally agrees that the Seller, ARC and any other AmeriSource Person shall be entitled to equitable relief, including injunctive relief and specific performance, in the event of any breach or potential breach of the requirements of this section, in addition to all other remedies available to the Seller, ARC and the other AmeriSource Persons at law or in equity. None of the requirements of this section may be waived or amended except by prior written consent of the Seller, ARC or the other AmeriSource Person, as applicable, who provided the information to the Person who wishes to disclose it, which written consent shall expressly refer to the requirements of this section.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers and delivered as of the day and year first above written.

                             AMERISOURCE RECEIVABLES CORPORATION



                             By: ____________________________________
                              Title: ________________________________

                             Address:      P.O. Box 1735
                                           Southeastern, Pennsylvania 19399-1735

                             Attention:    Kurt Hilzinger
                             Telephone:    (610) 296-4480
                             Facsimile:    (610) 993-9085

                             AMERISOURCE CORPORATION



                             By: ____________________________________
                              Title: ________________________________

                             Address:      300 Chester Field Parkway
                                           Malvern, Pennsylvania 19355

                             Attention:    Kurt Hilzinger
                             Telephone:    (610) 296-4480
                             Facsimile:    (610) 993-9085

                             BANKERS TRUST COMPANY,
                              as Agent and, individually,
                              as a Revolving Purchaser



                             By: _____________________________________
                              Title: _________________________________

                             Address: ________________________________
                                      ________________________________

                             Attention: ______________________________
                             Telephone: ______________________________
                             Facsimile: ______________________________

                                     STATED AMOUNT: __________________
                                     PERCENTAGE:  100%

                                                                       EXHIBIT A
                                               to Revolving Certificate Purchase
                                                         Agreement Series 1994-1


                    FORM OF POOLING AND SERVICING AGREEMENT
                    ---------------------------------------

                                                                       EXHIBIT B
                                               to Revolving Certificate Purchase
                                                         Agreement Series 1994-1


                    FORM OF RECEIVABLES PURCHASE AGREEMENT
                    --------------------------------------

                                                                       EXHIBIT C
                                               to Revolving Certificate Purchase
                                                         Agreement Series 1994-1


                       FORM OF SERIES 1994-1 SUPPLEMENT
                       --------------------------------


================================================================================


                           SERIES 1994-1 SUPPLEMENT
                      TO POOLING AND SERVICING AGREEMENT


                         dated as of December 13, 1994


                                     among


                     AMERISOURCE RECEIVABLES CORPORATION,
                                as transferor,


                           AMERISOURCE CORPORATION,
                             as initial Servicer,


                                      and


                   MANUFACTURERS AND TRADERS TRUST COMPANY,
                                  as Trustee


================================================================================

                               TABLE OF CONTENTS


                                   ARTICLE I
                                  DEFINITIONS

.............................................................................  2

SECTION 1.01  Definitions....................................................  2
              -----------

                                  ARTICLE II
                     PURCHASE AND SALE OF THE CERTIFICATES
.............................................................................  2
     SECTION 2.01  The Commitments...........................................  2
                   ---------------
     SECTION 2.02  Purchase Mechanics........................................  3
                   ------------------
     SECTION 2.03  Reduction of Stated Amounts...............................  4
                   ---------------------------
     SECTION 2.04  Certificates..............................................  4
                   ------------

                                  ARTICLE III
               REDUCTIONS IN INVESTOR REVOLVING INVESTED AMOUNT
.............................................................................  5
     SECTION 3.01  Negative Variable Amounts.................................  5
                   -------------------------
     SECTION 3.02  Other Reductions..........................................  5
                   ----------------
     SECTION 3.03  Notice to Revolving Purchasers............................  6
                   ------------------------------

                                  ARTICLE IV
                       INVESTOR REVOLVING YIELD AND FEES
.............................................................................  6
     SECTION 4.01  Investor Revolving Yield..................................  6
                   ------------------------
     SECTION 4.02  Non-Usage Fees............................................  7
                   --------------
     SECTION 4.03  Yield Protection..........................................  7
                   ----------------
     SECTION 4.04  Illegality; Unavailability................................ 10
                   --------------------------
     SECTION 4.05  Indemnity................................................. 10
                   ---------
     SECTION 4.06  Taxes..................................................... 11
                   -----

                                   ARTICLE V
                              OTHER PAYMENT TERMS
............................................................................. 12
     SECTION 5.01  Time and Method of Payment................................ 12
                   --------------------------
     SECTION 5.02  Pro Rata Treatment........................................ 13
                   ------------------

                                  ARTICLE VI
                        REPRESENTATIONS AND WARRANTIES
............................................................................. 13

     SECTION 6.01  ARC....................................................... 13
                   ---
     SECTION 6.02  AmeriSource............................................... 14
                   -----------

                                  ARTICLE VII
                                  CONDITIONS
............................................................................. 15
     SECTION 7.01  Conditions to Initial Purchase............................ 15
                   ------------------------------
     SECTION 7.02  Conditions to Each Purchase............................... 18
                   ---------------------------

                                 ARTICLE VIII
                             AFFIRMATIVE COVENANTS
............................................................................. 18
     SECTION 8.01  Affirmative Covenants..................................... 18
                   ---------------------

                                  ARTICLE IX
                                   THE AGENT
............................................................................. 20
     SECTION 9.01  Appointment............................................... 20
                   -----------
     SECTION 9.02  Nature of Duties.......................................... 20
                   ----------------
     SECTION 9.03  Lack of Reliance on the Agent and BT Securities
                   -----------------------------------------------
                     Corporation............................................. 21
                     -----------
     SECTION 9.04  Certain Rights of the Agent............................... 21
                   ---------------------------
     SECTION 9.05  Reliance.................................................. 21
                   --------
     SECTION 9.06  Indemnification........................................... 22
                   ---------------
     SECTION 9.07  The Agent in Its Individual Capacity...................... 22
                   ------------------------------------
     SECTION 9.08  Resignation by the Agent.................................. 22
                   ------------------------
     SECTION 9.09  Reference Bank............................................ 23
                   --------------

                                   ARTICLE X
                           MISCELLANEOUS PROVISIONS
............................................................................. 23
     SECTION 10.01  Amendments............................................... 23
                    ----------
     SECTION 10.02  No Waiver; Remedies...................................... 24
                    -------------------
     SECTION 10.03  Successors and Assigns; Assignments...................... 24
                    -----------------------------------
     SECTION 10.04  Survival of Agreement.................................... 26
                    ---------------------
     SECTION 10.05  Expenses; Indemnification................................ 27
                    -------------------------
     SECTION 10.06  Characterization as Transaction Document................. 28
                    ----------------------------------------
     SECTION 10.07  Notices.................................................. 28
                    -------
     SECTION 10.08  Binding on Successors and Assigns........................ 28
                    ---------------------------------
     SECTION 10.09  Severability of Provisions............................... 28
                    --------------------------
     SECTION 10.10  Counterparts............................................. 28
                    ------------
     SECTION 10.11  Governing Law............................................ 29
                    -------------
     SECTION 10.12  Failure to Refinance..................................... 29
                    --------------------
     SECTION 10.13  Tax Characterization..................................... 30
                    --------------------

SECTION 10.14  No Proceedings................................................ 30
               --------------

SECTION 10.15  Confidentiality............................................... 30
               ---------------

                                   ARTICLE I
                      DEFINITIONS; INCORPORATION OF TERMS
                             OF POOLING AGREEMENT
.............................................................................  1
     SECTION 1.01  Definitions...............................................  1
                   -----------
     SECTION 1.02  Incorporation of Terms and Provisions of the Pooling
                   ----------------------------------------------------
                   Agreement.................................................  5
                   ---------

                                  ARTICLE II
                                  DESIGNATION
.............................................................................  5
     SECTION 2.01  Designation...............................................  5
                   -----------

                                  ARTICLE III
                                   PAYMENTS
.............................................................................  5
     SECTION 3.01  Payments..................................................  5
                   --------
     SECTION 3.02  Interest..................................................  5
                   --------
     SECTION 3.03  Principal Payments........................................  6
                   ------------------
     SECTION 3.04  Commitment Fees; Additional Amounts; Breakage Payments....  7
                   ------------------------------------------------------

                                  ARTICLE IV
                                PAY-OUT EVENTS
.............................................................................  7
     SECTION 4.01  Pay-Out Events............................................  7
                   --------------

                                   ARTICLE V
                                 MISCELLANEOUS
.............................................................................  8
     SECTION 5.01  Governing Law.............................................  8
                   -------------
     SECTION 5.02  Counterparts..............................................  8
                   ------------
     SECTION 5.03  Severability of Provisions................................  8
                   --------------------------
     SECTION 5.04  Amendment, Waiver, Etc....................................  8
                   ----------------------
     SECTION 5.05  The Trustee...............................................  8
                   -----------
     SECTION 5.06  Instructions in Writing...................................  8
                   -----------------------

                                    EXHIBIT

EXHIBIT A      Form of Series 1994-1 Investor Revolving Certificate

     This Series 1994-1 SUPPLEMENT, dated as of December 13, 1994 (this "Supplement"), is made among AMERISOURCE RECEIVABLES CORPORATION, a Delaware corporation, as transferor ("ARC"), AMERISOURCE CORPORATION, a Delaware corporation ("AmeriSource"), as the initial Servicer (in that capacity, together with any successor in that capacity, the "Servicer"), and MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation, as Trustee (in that capacity, together with any successor in that capacity, the "Trustee").

     Pursuant to the Pooling and Servicing Agreement, dated as of December 13, 1994, (as it may be amended, supplemented or otherwise modified from time to time, and as supplemented hereby, the "Pooling Agreement"), among ARC, the Servicer and the Trustee, ARC may from time to time direct the Trustee to issue, on behalf of the Trust, one or more Series of Investor Revolving Certificates representing undivided interests in the Trust. Certain terms applicable to a Series are to be set forth in a Supplement. This Supplement is a Supplement as such is defined in the Pooling Agreement.

     Pursuant to this Supplement, ARC and the Trustee shall create a Series of Investor Revolving Certificates and specify certain terms thereof.


                                   ARTICLE I
                      DEFINITIONS; INCORPORATION OF TERMS
                             OF POOLING AGREEMENT


     SECTION 1.01  Definitions.  (a)  Except as otherwise defined herein,
                   -----------
capitalized terms have the meanings that Appendix A to the Pooling Agreement assigns to them, and this Supplement shall be interpreted in accordance with the conventions set forth in Parts B, C and D of that Appendix A.

     (b) Each capitalized term defined herein relates only to the Series 1994-1 Certificates and to no other Series of Certificates issued by the Trust. Whenever used in this Supplement, the following words and phrases shall have the following meanings:

     "ABR Tranche" means, at any time, the portion of the Series 1994-1 Invested Amount that is designated by ARC in accordance with the Revolving Certificate Purchase Agreement to accrue interest based on the Alternate Base Rate.

     "Alternate Base Rate" means, on any day, a fluctuating rate of interest per annum equal to the higher of:

            (a) the rate of interest most recently announced by the Reference Bank at its principal office as its prime lending rate, and

          (b)  the Federal Funds Rate plus 50 basis points.

    Any change in the interest rate resulting from a change in the prime lending rate announced by the Reference Bank shall become effective without prior notice to ARC or the Servicer as of 12:01 a. m., New York City time, on the Business Day on which each change in the prime lending rate is announced by the Reference Bank. The prime lending rate is a reference rate and does not necessarily represent the lowest or best rate actually charged by the Reference Bank to any customer. The Reference Bank may make commercial loans or other loans at rates of interest at, above or below the prime lending rate.

     "Applicable Margin" means:

         (a) with respect to any Eurodollar Tranche and any period set forth below, the number of basis points set forth opposite the period:

               Period                                         Basis Points
               ------                                         ------------
     Closing to the date six months after the Closing Date            50
     then to the date nine months after the Closing Date              62.5
     then to the date one year after the Closing Date                 75
     thereafter                                                       150

           (b) with respect to any ABR Tranche and any period set forth below, the number of basis points set forth opposite the period:

               Period                                          Basis Points
               ------                                          ------------
     Closing to the date one year after the Closing Date              0
     thereafter                                                       50

     "Applicable Ratings Agencies" means each of the nationally recognized statistical rating agencies that, at the request of ARC, at that time maintains a credit rating of the Series 1994-1 Certificates.

     "Base Amount" means the Base Amount as calculated pursuant to Section 4.03(b) of the Pooling Agreement; provided, however, that upon ARC's giving of notice to the Revolving Purchasers, pursuant to Section 2.03 of the Revolving Certificate Purchase Agreement for this Series, that each of their Stated Amounts is to be reduced to zero due to the issuance of another Series of Certificates (the "Take-out Certificates"), the Base Amount shall equal the lower of (a) the Base Amount as calculated for purposes of the Series 1994-1 Certificates and (b) the Base Amount as calculated for purposes of the Take-out Certificates that are to be issued.

     "Eligible Institution" means a bank that has a long-term debt rating of at least "A" by S&P or is otherwise approved by the Applicable Rating Agencies.

     "Eurodollar Tranche" means, during any Yield Period, any portion of the Series 1994-1 Invested Amount that has been designated by ARC in accordance with the Revolving Certificate Purchase Agreement to accrue interest based on LIBOR. Pursuant to the Revolving Certificate Purchase Agreement, there may be up to four Eurodollar Tranches outstanding at any time.

     "Expected Final Payment Date" means, with respect to the Series 1994-1 Certificates, the Settlement Date that is 60 months after the Closing Date.

     "Federal Funds Rate" means the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for the day (or, if the day is not a Business Day, the immediately preceding Business Day) by the Federal Reserve Bank of New York; provided, that, if the rate is not so published for any Business Day, the rate for purposes of this clause will be the average of the quotations for the day on such transactions received by the Reference Bank from three Federal funds brokers of recognized standing selected by it.

     "LIBOR" means, with respect to any Yield Period, the rate per annum equal to (a) the rate at which deposits in Dollars are offered by the Reference Bank to first-class banks in the London interbank market at approximately 11:00 a. m., London time, two Business Days prior to the first day of the relevant Yield Period, such deposits being in the approximate amount of and having a Yield Period equivalent to the Eurodollar Tranche to be funded or maintained, divided by (b) one minus the Reserve Requirement (expressed as a decimal) applicable to the Yield Period. LIBOR shall be rounded, if necessary, to the next higher of 1/16 of 1%.

     "Pay-Out Event" is defined in Section 4.01 of this Supplement.
                                   ------------

     "Reference Bank" means the Agent under the Revolving
Certificate Purchase Agreement.

     "Reserve Requirement" means the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) that is imposed against the Reference Bank in respect of Eurocurrency liabilities, as defined in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

     "Revolving Certificate Purchase Agreement" means the Revolving Certificate Purchase Agreement dated as of the date hereof among ARC, AmeriSource, the Revolving Purchasers named therein and Bankers Trust Company, as Agent and Revolving Purchaser, as it may be amended, supplemented or otherwise modified from time to time.

     "Sale Date" means, with respect to the Series 1994-1 Certificates, the Settlement Date that is 70 months after the Closing Date.

     "Scheduled Final Payment Date" means the Sale Date.

     "Scheduled Pay-Out Commencement Date" means the first day of the October, 1999 Calculation Period.

     "Series 1994-1 Certificate" means any Certificate issued pursuant to this Supplement and the Revolving Certificate Purchase Agreement, substantially in the form of Exhibit A to this Supplement.
            ---------

     "Series 1994-1 Initial Invested Amount" means $0.

     "Series 1994-1 Invested Amount" means, at any time, an amount equal to (a) the sum of (i) the Series 1994-1 Initial Invested Amount, plus (ii) all additions made to the Series 1994-1 Invested Amount pursuant to Section 4.03 of the Pooling Agreement plus (iii) all additions to the principal amount of Series 1994-1 Certificates made pursuant to Section 6.11 of the Pooling Agreement, minus (b) the sum of (i) all reductions in the Series 1994-1 Invested Amount made pursuant to Section 4.03 of the Pooling Agreement, (ii) the aggregate amount of all other principal payments made to the Holders of the Series prior to that time in respect of the Series, (iii) the aggregate amount of all funds on deposit in the Principal Funding Account and the Defeasance Account with respect to the Series and (iv) any Investor Allocable Charged-Off Amounts (net of Investor Net Recoveries) allocated to the Series.

     "Series 1994-1 Investor Revolving Certificate Rate" means, at any time, the weighted average of the interest rates on all outstanding Tranches.

     "Tranche" means each of the ABR Tranche and each Eurodollar Tranche.

     "Yield Period" means, with respect to the Series 1994-1 Certificates:

            (a) as to the ABR Tranche (if any) from time to time, each period from one Settlement Date to the next Settlement Date (except that the initial Yield Period shall commence on the Closing Date), and

            (b) as to each Eurodollar Tranche (if any) from time to time, each period from the date upon which it was first designated as such pursuant to the Revolving Certificate Purchase Agreement (or the end of the next preceding Yield Period for such Eurodollar Tranche, if there has been one) to the corresponding date in the next calendar month; provided, that (i) if there is no corresponding date, the Yield Period will end on the last day of the next calendar month and (ii) if any Yield Period for a Eurodollar Tranche would otherwise end on a day that is not a Business Day, such

     Eurodollar Tranche shall instead end on the next Business Day (or, if the next Business Day falls in the next calendar month, then the Yield Period shall end on the next preceding Business Day).

     SECTION 1.02  Incorporation of Terms and Provisions of the Pooling
                   ----------------------------------------------------
Agreement.  This Supplement hereby incorporates by reference the terms and
- - - ---------
provisions of the Pooling Agreement as if they were set forth in full herein.
As supplemented by this Supplement, the Pooling Agreement is hereby in all respects ratified and confirmed and both together shall be read, taken and construed as one and the same agreement. In the event of any conflict or inconsistency between the terms of this Supplement and the terms of the Pooling Agreement as the terms apply to any of the Series 1994-1 Certificates, the terms of this Supplement shall control.


                                   ARTICLE II
                                  DESIGNATION


     SECTION 2.01  Designation.  There is hereby created a Series of Investor
                   -----------
Revolving Certificates to be issued pursuant to the Pooling Agreement and this Supplement to be known as "Series 1994-1 Certificates." Subject to the conditions set forth in the Revolving Certificate Purchase Agreement, the Trustee shall authenticate and deliver the Series 1994-1 Certificates, to or upon the order of ARC, in an aggregate stated amount equal to $230,000,000. The Series 1994-1 Certificates shall be authenticated and delivered in the manner and at the times for authentication and delivery of Investor Revolving Certificates that are specified in Article VI of the Pooling Agreement. The Series 1994-1 Certificates are a Senior Class.


                                  ARTICLE III
                                    PAYMENTS


     SECTION 3.01  Payments.  Except as expressly provided otherwise in this
                   --------
Supplement, interest and principal shall be distributed in respect of the Series 1994-1 Certificates at the times described in, and in the amounts calculated pursuant to, Articles IV and V of the Pooling Agreement for payments that are to be made with respect to Investor Revolving Certificates.

     SECTION 3.02  Interest.  (a)  ARC shall have the right from time to time to
                   --------
allocate the outstanding principal amount under the 1994-1 Certificates to multiple Tranches: up to four Eurodollar Tranches and an ABR Tranche. Interest on the ABR Tranche shall be payable on each Settlement Date, and interest on a Eurodollar Tranche shall be payable at the end of the applicable Yield Period, except that interest on the amount of any principal repaid on any other date shall be payable on the date of the repayment.

     (b) Interest on a Eurodollar Tranche shall accrue during any Yield Period at a rate per annum equal to the Applicable Margin plus the applicable LIBOR and shall be calculated on the basis of actual days over a year of 360 days.

     (c) Interest on the ABR Tranche shall accrue (i) during the period from the Closing Date to (and including) the 75th day following the Closing Date, at 125 basis points over the Federal Funds Rate in effect from time to time, and
(ii) thereafter at the Applicable Margin plus the Alternate Base Rate in effect from time to time. The interest shall be calculated on the basis of actual days over a year of 365 or 366 days, as the case may be.

     (d) Interest with respect to the Series 1994-1 Certificates due but not paid on any Settlement Date or the last day of a Yield Period, as the case may be, will be due on the next Settlement Date or last day of the next Yield Period with additional interest on the amount at 2% above the applicable Certificate Rate to the extent permitted by law.

     SECTION 3.03  Principal Payments.  (a)  Prior to the earlier of the
                   ------------------
Liquidation Commencement Date and the Pay-Out Period Commencement Date, the outstanding principal amount of the 1994-1 Certificates shall vary from time to time as positive Variable Amounts and other amounts are allocated (in whole or in part) to increase the Series 1994-1 Invested Amount and as Collections are allocated to repay (in whole or in part) the Series 1994-1 Invested Amount. In any event, the principal amount of any Series 1994-1 Certificate outstanding at any time shall not exceed its Stated Amount.

     (b) After the commencement of the Liquidation Period or the Pay-Out Period with respect to Series 1994-1 Certificates, no further increases in the Investor Revolving Invested Amount of the Series 1994-1 Certificates shall be made. On each Business Day during the Pay-Out Period for Series 1994-1 Certificates (until the Series 1994-1 Invested Amount has been provided for in full), the Servicer shall allocate a portion of the Collections available in the Master Collection Account, after making any required transfers to the Carrying Cost Account, to the Series 1994-1 Invested Amount and transfer the portion to the Defeasance Account. The portion of Collections so allocated and transferred shall equal (i) the Defeasance Allocation Percentage for the Series 1994-1 Certificates multiplied by (ii) the amount of the available Collections. The amounts so allocated to the Defeasance Account during each Calculation Period shall be paid to the Holders of the Series 1994-1 Certificates in reduction of the Series 1994-1 Invested Amount on the next Settlement Date or on an earlier date that ARC may elect; provided, however, that if the Liquidation Period commences at a time when any such amounts are being held in the Defeasance Account, the amounts being so held shall be reallocated to the Master Collection Account for application along with the other amounts held therein.

     (c) If the Liquidation Period commences at any time when the Series 1994-1 Invested Amount is greater than zero, the Series 1994-1 Certificates shall thereafter be entitled to receive, on each Settlement Date occurring after the Calculation Period in which the Liquidation Period commences (and until the principal outstanding under the 1994-1 Certificates has been paid in full) funds in an amount equal to the Principal Distribution Amount with respect to the Series 1994-1 Certificates.

     SECTION 3.04  Commitment Fees; Additional Amounts; Breakage Payments.  (a)
                   ------------------------------------------------------
Non-Usage Fees and other fees payable by ARC to the Revolving Purchasers and the Agent under the Revolving Certificate Purchase Agreement and one or more fee letters executed by ARC shall be payable from funds available for allocation under clause Seventh of Section 4.03(g) of the Pooling Agreement or clause Third of Section 4.03(h) of the Pooling Agreement, as applicable.

     (b) Additional amounts and breakage payments on account of increased costs relating to eurodollar funding, capital costs, breakage of a Eurodollar Tranche, changes in tax laws and certain indemnity obligations payable under the Revolving Certificate Purchase Agreement shall be payable from funds available for allocation under clause Seventh of Section 4.03(g) or clause Third of
Section 4.03(h) of the Pooling Agreement, as applicable.

     (c) The rating of the Series 1994-1 Certificates will not address the likelihood of payment of any such fees, additional amounts or breakage payments.


                                  ARTICLE IV
                                PAY-OUT EVENTS


     SECTION 4.01  Pay-Out Events.  Any of the following shall be a "Pay-Out
                   --------------
Event" with respect to the Series 1994-1 Certificates:

          (a) The Majority Investors do not declare a Liquidation Commencement Date with respect to a Liquidation Event described in clause (a), (b) or
     (f) of Section 9.01 of the Pooling Agreement, and Holders of Investor Certificates representing more than 50% of the Series 1994-1 Invested Amount declare that a Pay-Out Event has occurred.

          (b) The Series 1994-1 Certificates shall cease to be rated "A" or better by S&P and such condition shall continue for a period of 90 days; provided, that during such period ARC, AmeriSource and the Holders of the Certificates shall cooperate in good faith to make such changes to the Program and the Certificates that may be required to restore the rating; and provided further that no such party shall be required to consent to any amendment to a

     Transaction Document that it determines in its sole and reasonable discretion to be materially adverse to its own interests.

          (c)  The Scheduled Pay-Out Commencement Date shall occur.


                                   ARTICLE V
                                 MISCELLANEOUS


     SECTION 5.01  Governing Law.  THIS SUPPLEMENT SHALL BE GOVERNED BY, AND
                   -------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

     SECTION 5.02  Counterparts.  This Supplement may be executed in any number
                   ------------
of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

     SECTION 5.03  Severability of Provisions.  If any one or more of the
                   --------------------------
provisions or terms of this Supplement shall for any reason whatsoever be held invalid, then the unenforceable provision(s) or term(s) shall be deemed severable from the remaining provisions or terms of this Supplement and shall in no way affect the validity or enforceability of the other provisions or terms of this Supplement.

     SECTION 5.04  Amendment, Waiver, Etc.  The provisions of this Supplement
                   -----------------------
may be amended, modified or waived from time to time by the Servicer, ARC and the Trustee with the consent of the Required Series Holders of the Series 1994-1 Certificates to the extent permitted by Section 13.01 of the Pooling Agreement, and the terms of that section shall apply to any such amendment, modification or waiver.

     SECTION 5.05  The Trustee.  The Trustee shall not be responsible in any
                   -----------
manner whatsoever for or in respect of the validity or sufficiency of this Supplement or for or in respect of the recitals contained herein, all of which recitals are made solely by ARC and the Servicer.

     SECTION 5.06  Instructions in Writing.  All instructions given by the
                   -----------------------
Servicer to the Trustee pursuant to this Supplement shall be in writing, and may be included in a Daily Report or Settlement Statement.

     IN WITNESS WHEREOF, ARC, the Servicer and the Trustee have caused this Supplement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


                    AMERISOURCE RECEIVABLES CORPORATION,
                     as transferor

                    By: ______________________________________
                     Title: __________________________________

                    Address:      P.O. Box 1735
                                  Southeastern, Pennsylvania 19399-1735

                    Attention:    Kurt Hilzinger
                    Telephone:    (610) 296-4480
                    Facsimile:    (610) 993-9085



                    AMERISOURCE CORPORATION,
                     as initial Servicer

                    By: _____________________________________
                     Title: _________________________________

                    Address:      300 Chester Field Parkway
                                  Malvern, Pennsylvania 19355

                    Attention:    Kurt Hilzinger
                    Telephone:    (610) 296-4480
                    Facsimile:    (610) 993-9085


                    MANUFACTURERS AND TRADERS TRUST COMPANY,
                     as Trustee

                    By:______________________________________
                     Title: Assistant Vice President

                    Address:      One M&T Plaza - 7th Floor
                                  Buffalo, New York 14203

                    Attention:    Russell Whitley
                    Telephone:    (716) 842-5602
                    Facsimile:    (716) 842-4474

STATE OF ___________  )
                      )
COUNTY OF __________  )

     On the _____ day of December, 1994 before me personally came ____________, who being by me duly sworn, did depose and say that he resides at __________________, that he is the ______________ of AmeriSource Receivables Corporation, a Delaware corporation, the corporation described in and that executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of the corporation.

     Given under my hand and notarial seal, this _____ day of December, 1994.


                                                 ______________________________
                                                 Notary Public


                                                 Type or
                                                 Print Name:___________________


My commission expires:

__________________

STATE OF ___________  )
                      )
COUNTY OF __________  )

     On the _____ day of December, 1994 before me personally came ____________, who being by me duly sworn, did depose and say that he resides at __________________, that he is the ______________ of AmeriSource Corporation, a Delaware corporation, the corporation described in and that executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of the corporation.

     Given under my hand and notarial seal, this _____ day of December, 1994.


                                                _______________________________
                                                Notary Public


                                                Type or
                                                Print Name:____________________


My commission expires:

_________________

STATE OF ___________  )
                      )
COUNTY OF __________  )

     On the _____ day of December, 1994 before me personally came ____________, who being by me duly sworn, did depose and say that he resides at __________________, that he is the ______________ of Manufacturers and Traders Trust Company, a New York banking corporation, the corporation described in and that executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of the corporation.

     Given under my hand and notarial seal, this _____ day of December, 1994.

                                                _______________________________
                                                Notary Public


                                                Type or
                                                Print Name:____________________


My commission expires:

_________________

                                                                       EXHIBIT A
                                                 to the Series 1994-1 Supplement

             FORM OF SERIES 1994-1 INVESTOR REVOLVING CERTIFICATE
             ----------------------------------------------------

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE OF THE UNITED STATES OF AMERICA. THE CERTIFICATEHOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE CERTIFICATEHOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QUALIFIED INSTITUTIONAL BUYER"), PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, AND WHOM THE CERTIFICATEHOLDER HAS INFORMED, IN EACH CASE, THAT THE OFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) IN A TRANSACTION COMPLYING WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT OR (3) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND THE TRUSTEE AND ARC RECEIVES WRITTEN REPRESENTATIONS OF THE TRANSFEROR AND TRANSFEREE SATISFACTORY TO THE TRUSTEE AND ARC REGARDING THE DISPOSITIONS, AND, IF THE TRUSTEE OR ARC SO REQUIRES, AN OPINION OF COUNSEL OF THE TRANSFEROR SATISFACTORY TO THE TRUSTEE AND ARC WITH RESPECT TO THE AVAILABILITY OF SUCH EXEMPTION PRIOR TO THE RESALE OR TRANSFER. WITH RESPECT TO CLAUSES (1), (2) AND
                                                            -----------  ---
(3), SUBJECT TO THE RECEIPT BY THE TRUSTEE OF OTHER EVIDENCE ACCEPTABLE TO THE
- - - ---
TRUSTEE THAT THE OFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES OF AMERICA OR OTHER APPLICABLE JURISDICTION AND SECURITIES AND BLUE SKY LAWS OF THE STATES OF THE UNITED STATES OF AMERICA. THE CERTIFICATEHOLDER OF THIS CERTIFICATE AGREES THAT IT WILL, AND EACH SUBSEQUENT CERTIFICATEHOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS CERTIFICATE OF THE RESALE RESTRICTIONS REFERRED TO ABOVE.

                     AMERISOURCE RECEIVABLES MASTER TRUST

                 SERIES 1994-1 INVESTOR REVOLVING CERTIFICATE

                                             Initial Stated Amount: $230,000,000

Percentage Interest evidenced
 by this Certificate:  100%
Initial Cut-Off Date:  December 12, 1994
First Distribution Date:  Settlement Date relating to November 1994 Cut-Off Date

     THIS CERTIFIES THAT Bankers Trust Company is the registered owner of a nonassessable, fully-paid, fractional undivided interest in the AmeriSource Receivables Master Trust (the "Trust") that was created pursuant to (a) the Pooling and Servicing Agreement, dated as of December 13, 1994 (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time, the "Pooling Agreement"), among AmeriSource Receivables Corporation, a Delaware corporation, as transferor ("ARC"), AmeriSource Corporation, a Delaware corporation, as initial Servicer (in such capacity, the "Servicer"), and Manufacturers and Traders Trust Company, a New York banking corporation, as trustee (together with its successors and assigns in such capacity, the "Trustee") and (b) the Supplement dated as of December 13 relating to the Series 1994-1 Investor Revolving Certificates (the "Supplement"). This Certificate is one of the duly authorized Series 1994-1 Investor Revolving Certificates designated and issued under the Pooling Agreement and the Supplement. Except as otherwise defined herein, capitalized terms have the meanings that the Supplement or Appendix A to the Pooling Agreement assigns to them. This Certificate is subject to the terms, provisions and conditions of, and is entitled to the benefits afforded by, the Pooling Agreement, to which terms, provisions and conditions the Holder of this Certificate by virtue of the acceptance hereof assents and by which the Holder is bound. The Series 1994-1 Investor Revolving Certificates are a Senior Class.

     This Certificate evidences the amount of Purchases (as defined in the Revolving Certificate Purchase Agreement) made by the Holder hereof that are from time to time outstanding. The Holder hereof shall and is hereby authorized to record on the grid attached to this Certificate (or at such Holder's option, in its internal books and records) the date and amount of each Purchase made by it, the portion of its outstanding Purchases that are from time to time allocated to the ABR Tranche and any Eurodollar Tranche, the amount of each repayment of the principal amount represented by this Certificate and any reductions to the Stated Amount of this Certificate made pursuant to Section
2.03 of the Revolving Certificate Purchase Agreement; provided, however, that failure to make any such recordation on the grid or records or any error in the grid or records shall not adversely affect the Holder's rights with respect to its interest in the assets of the Trust and its right to receive Investor

Revolving Yield in respect of the outstanding principal amount of all Purchases made by the Revolving Purchasers.

     Investor Revolving Yield shall accrue on this Certificate as set forth in the Pooling Agreement, the Revolving Certificate Purchase Agreement and the Supplement. This Certificate is subject to prepayment prior to the maturity hereof to the extent set forth in the Pooling Agreement and the Supplement.

     The Pooling Agreement, the Revolving Certificate Purchase Agreement and the Supplement may be amended and the rights and obligations of the parties thereto and of the Holder of this Certificate modified as set forth in the Pooling Agreement, the Revolving Certificate Purchase Agreement and the Supplement.

     Unless the certificate of authentication hereon shall have been executed by or on behalf of the Trustee by the manual signature of a duly authorized signatory, this Certificate shall not entitle the Holder hereof to any benefit under the Transaction Documents or be valid for any purpose.

     This Certificate does not represent a recourse obligation of, or an interest in, ARC, any Seller, the Servicer, the Trustee or any Affiliate of any of them. This Certificate is limited in right of payment to the Trust Assets.

     As provided in the Pooling Agreement, and subject to the restrictions on sale, transfer and disposition set forth in the Transaction Documents, upon surrender for registration of transfer of this Certificate at any office or agency of the Transfer Agent and Registrar maintained for that purpose, ARC shall execute and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class and Series that is/are in authorized denominations of like aggregate fractional interests in the assets of the Trust of the Series 1994-1 Investor Revolving Certificates, and that bear(s) a number that is not contemporaneously outstanding.

     As provided in the Pooling Agreement, and subject to the restrictions on exchange set forth in the Transaction Documents, at the option of the Holder, this Certificate may be exchanged for other Certificates of the same Class and Series of authorized denominations of like aggregate fractional interests in the Revolving Certificate Interest of the Series 1994-1 Investor Revolving Certificates and bearing numbers that are not contemporaneously outstanding, upon surrender of this Certificate to be exchanged at any such office or agency. If this Certificate is so surrendered for exchange, ARC shall execute, and the Trustee shall authenticate and deliver, the appropriate number of Certificates of the same Class and Series.

     If this Certificate is presented or surrendered for registration of transfer or exchange, it shall be accompanied by a written instrument of transfer in a form satisfactory to the

Trustee and the Transfer Agent and Registrar duly executed by the Holder hereof or his attorney-in-fact duly authorized in a writing delivered to the Transfer Agent and Registrar.

     By its acceptance of this Certificate, each Holder hereof (a) acknowledges that it is the intent of ARC, and agrees that it is the intent of the Holder that, for Federal, state and local income and franchise tax purposes only, the Investor Certificates (including this Certificate) will be treated as evidence of indebtedness secured by the Trust Assets and the Trust not be characterized as an association taxable as a corporation, (b) agrees to treat this Certificate for Federal, state and local income and franchise tax purposes as indebtedness and (c) agrees that the provisions of the Transaction Documents shall be construed to further these intentions of the parties.

     This Certificate shall be construed in accordance with the laws of the State of New York, without regard to its conflict of laws principles, and all obligations, rights and remedies under or arising in connection with this Certificate shall be determined in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, ARC has caused this Certificate to be executed by its officer thereunto duly authorized.

                                           AMERISOURCE RECEIVABLES CORPORATION


                                           By: _______________________________
                                            Title: ___________________________

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Series 1994-1 Investor Revolving Certificates referred to in the Pooling Agreement.

                                        MANUFACTURERS AND TRADERS TRUST COMPANY,
                                         as Trustee


                                        By: ___________________________________
                                         Title: _______________________________


Dated: ______________, ____

                            PURCHASES AND REPAYMENTS

                                 Principal
                                 Amount of             Outstanding
                                 Purchase              Principal
Amount Purchased                 Repaid                Balance                  Stated Amount
- - - ------------------               -----------------     ------------------       --------------------
                    Yield
Base    Eurodollar  Period (if   Base   Eurodollar     Base    Eurodollar
Rate       Rate     applicable)  Rate   Rate           Rate    Rate             Reduction    Net
- - - ----------------------------------------------------------------------------------------------------

____________________________________________________________________________________________________

____________________________________________________________________________________________________

____________________________________________________________________________________________________

____________________________________________________________________________________________________

____________________________________________________________________________________________________

____________________________________________________________________________________________________

____________________________________________________________________________________________________

____________________________________________________________________________________________________

____________________________________________________________________________________________________

____________________________________________________________________________________________________

____________________________________________________________________________________________________

____________________________________________________________________________________________________

                                                                       EXHIBIT D
                                               to Revolving Certificate Purchase
                                                         Agreement Series 1994-1


                          FORM OF ASSIGNMENT AGREEMENT
                          ----------------------------

     This ASSIGNMENT AGREEMENT, dated as of ____________ (this "Agreement"), is made between ____________________ (the "Assignor"), and _____________________
(the "Assignee"). Except as otherwise defined herein, capitalized terms have the meanings assigned to them in the Revolving Certificate Purchase Agreement (as defined below).


                                   BACKGROUND


     1. The Assignor is a party to the Revolving Certificate Purchase Agreement, dated as of December 13, 1994 (as amended, supplemented or otherwise modified from time time, the "Revolving Certificate Purchase Agreement"), among AmeriSource Receivables Corporation, a Delaware corporation ("ARC"), AmeriSource Corporation, a Delaware corporation, the Revolving Purchasers party thereto (including the Assignor), and Bankers Trust Company, as the Agent and Revolving Purchaser.

     2. The Assignor wishes to assign, and the Assignee wishes to be so assigned, the Assignor's rights and obligations arising on and after the Effective Date (as defined below) under the Revolving Certificate Purchase Agreement and its Certificate, including (a) its obligations to make Purchases (its "Credit Exposure") and (b) its outstanding Purchases (the "Purchases").

     3. The Assignor and the Assignee also wish (a) the Assignee to assume the obligations of the Assignor under the Revolving Certificate Purchase Agreement with respect to the Assignee's Share (as defined below) to the extent of the rights assigned and (b) the Assignor to be released from the obligations assumed by Assignee.

     4. ARC, by its execution hereof, is providing its written consent to the assignment accomplished by this Agreement.


     SECTION 1.  Assignment.  Effective on the Effective Date (as defined below)
                 ----------
and upon payment of the amount specified in Section 3(a), the Assignor hereby
                                            ------------
assigns and transfers to the Assignee, without recourse, representation or warranty of any kind, express or implied (except as provided in Sections 6(a)
                                                                -------------
and (b)), and subject to Section 4(b), the Assignee's Share (as specified in
    ---                  ------------
Annex I hereto) (the "Assignee's Share") of all of the
- - - -------

Assignor's rights, title and interest arising under (a) the Revolving Certificate Purchase Agreement relating to the Assignor's Credit Exposure including all rights and obligations with respect to the Purchases attributable to the Assignee's Share and (b) the Assignor's Certificate with respect to the Assignee's Share as will result in the Assignee having from and after the Effective Date the Percentage ("Assignee's Percentage") specified in Annex I.
                                                                     -------
The Stated Amount associated with Assignee's Share is also specified in Annex I.
                                                                        -------

     SECTION 2.  Assumption.  Effective on the Effective Date, the Assignee
                 ----------
hereby irrevocably purchases, assumes and takes from the Assignor, and the Assignor is hereby expressly and absolutely released from, all of the Assignor's obligations arising under the Revolving Certificate Purchase Agreement relating to the Assignee's Share and of any outstanding Purchases attributable to the Assignee's Share.

     SECTION 3.  Payment.  In consideration of the assignment by the Assignor to
                 -------
the Assignee as set forth above, the Assignee agrees to pay to the Assignor, in Dollars and in immediately available funds, (a) on or prior to the Effective Date, an amount specified by the Assignor in writing on or prior to the Effective Date that represents the Assignee's Share attributable to the principal amount of the Purchases made pursuant to the Revolving Certificate Purchase Agreement and outstanding on the Effective Date, and (b) from time to time thereafter, other amounts (if any) that the Assignee has agreed in writing to pay to the Assignor after the Effective Date. In consideration of the assumption by the Assignee, the Assignor agrees to pay to the Assignee within two Business Days of the Effective Date, an assignment fee (if any) that previously has been agreed to in writing by both parties.

     Notwithstanding anything to the contrary in this Agreement, if and when the Assignee receives or collects (x) any payment of principal or Investor Revolving Yield relating to any Purchases or (y) any payment of fees that are required to be paid to the Assignor pursuant to this Agreement, then the Assignee shall forward the payment to the Assignor.

     To the extent payment of funds to the Assignee or the Assignor are not made within two Business Days, each, as the case may be, shall be entitled to recover the due amount, together with interest thereon at the Federal Funds Rate per annum accruing from the date of payment or the date of receipt of the funds by the other party.

     SECTION 4.  Effectiveness.  (a)(i)  This Agreement shall become effective
                 -------------
on the date (the "Effective Date") on which it shall have been duly executed by all parties and the Agent shall have recorded the information contained herein in its records (or automatically if not so recorded within five Business Days from the Agent's receipt of this Agreement signed by the Assignor, the Assignee and ARC). The Assignor hereby notifies the Agent of the assignment, effective as of the Effective Date, of the Assignee's Share and any Purchases attributable to the Assignee's Share, and directs the Agent to pay the Assignee (A) any payment of principal of, or Investor Revolving Yield on, any Purchase attributable to the Assignee's Share of any Purchases and (B) any Non-Usage Fees attributable to the

Assignee's Share of the Credit Exposure. No (x) failure of either the Assignee or the Assignor to settle any amount owed to the other (except with respect to the payment of the processing and recordation fee to the Agent and the payment due under Section 3(a)), (y) dispute respecting any other settlement, including
          ------------
in respect of ARC, or (z) bankruptcy, insolvency or other condition whatsoever respecting any Person, shall in any way impair, reduce or otherwise affect the effectiveness of this Agreement.

          (ii) The Assignor, the Assignee and the Agent each acknowledges and agrees that from and after the Effective Date, the Agent shall make all payments under the Revolving Certificate Purchase Agreement in respect of the Assignee's Share (including all payments of principal, Investor Revolving Yield and Non-Usage Fees with respect thereto, whether or not the payments shall have accrued prior to or after the Effective Date) to the Assignee only. The Assignor and the Assignee hereby agree further to make all appropriate adjustments in payments to either of them under the Revolving Certificate Purchase Agreement for periods prior to the Effective Date directly between themselves.

     (b) With respect to any Purchase attributable to the Assignee's Share, if and when the Assignor receives or collects any payment of principal, Investor Revolving Yield, Non-Usage Fees or other fees with respect to the Assignee's Share for any period commencing on or after the Effective Date, the Assignor shall distribute to the Assignee the portion attributable to the Assignee's Share, but only to the extent it accrued on or after the Effective Date and was not theretofore paid to the Assignee by ARC or otherwise. Any principal, Investor Revolving Yield and Non-Usage Fees paid prior to the Effective Date shall be retained by the Assignor. Any principal, Investor Revolving Yield or Non-Usage Fees received by the Assignee that accrued prior to the Effective Date shall be forwarded promptly, in the form received, to the Assignor. The Assignee recognizes and agrees that (i) it shall receive no payment on account of any Agent's fees or other amounts or expenses (including counsel fees) payable to the Agent (in such capacities and for its own account), (ii) this Agreement shall not operate to assign any rights or delegate any obligations of the Agent (in such capacities), and (iii) notwithstanding anything to the contrary in this Agreement, the Assignor shall retain all of its rights to indemnification under the Revolving Certificate Purchase Agreement for any events, acts or omissions occurring prior to the Effective Date.

     (c) The Agent, by its execution hereof, acknowledges the assignment and agrees to make payments in respect of Investor Revolving Yield, reimbursements and fees as described in clause (a).
                         ----------

     SECTION 5.  Rights as Revolving Purchaser under Revolving Certificate
                 ---------------------------------------------------------
Purchase Agreement.  In accordance with Section 10.03 of the Revolving
- - - ------------------
Certificate Purchase Agreement, (a) as of the Effective Date, the Assignee will be a Revolving Purchaser under, and party to, the Revolving Certificate Purchase Agreement and shall have (i) all of the rights and obligations of a Revolving Purchaser (to the extent of the assignment and assumption of the Assignee's Share effected by this Agreement) and (ii) the addresses for (A) notice purposes and (B) LIBOR Office as set forth in items 2 and 3, respectively, of Annex I hereto and (b) promptly on or after the
                        -------
Effective Date, ARC will execute and deliver any documents and instruments that the Assignor or the Assignee reasonably may require.

     SECTION 6.  Representations and Warranties.  (a)  Each of the Assignor and
                 ------------------------------
the Assignee represents and warrants to the other as follows:

          (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement, to fulfill the obligations hereunder and to consummate the transactions contemplated hereby,

          (ii) the making and performance of this Agreement and all documents required to be executed and delivered hereunder do not and will not violate any law or regulation of the jurisdiction of its incorporation or any other applicable law or regulation,

          (iii) this Agreement has been duly executed and delivered and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, and

          (iv) all approvals, authorizations or other actions by, or filing with, any Governmental Authority necessary for the validity or enforceability of its obligations under this Agreement have been obtained.

     (b) The Assignor represents and warrants to the Assignee that the Assignee's Share and the Purchases attributable to the Assignee's Share are not subject to any liens or security interests created by the Assignor.

     (c)  Except as set forth in subsections (a) and (b), the Assignor makes no
                                 ---------------     ---
representations or warranties, express or implied, to the Assignee and shall not be responsible to the Assignee for (i) the execution, effectiveness, genuineness, legality, validity, enforceability, collectibility, regulatory status or sufficiency of the Revolving Certificate Purchase Agreement or any of the other Transaction Documents, (ii) the perfection, priority, value or adequacy of any collateral security or guaranty, (iii) the taking of any action, or the failure to take any action, with respect to any of the Transaction Documents, (iv) any representations, warranties, recitals or statements made in any of the Transaction Documents or in any written or oral financial or other statements, instruments, reports, certificates or documents made or furnished by the Assignor to the Assignee or by or on behalf of ARC or any of its Affiliates to the Assignor or the Assignee in connection with the Transaction Documents and the transactions contemplated thereby, (v) the financial or other condition of ARC or any other Person or (vi) any other matter having any relation to any of the foregoing. The Assignor shall not be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Transaction Documents or the existence or possible existence of any Unmatured Liquidation Event, Liquidation Event or Servicer Default. Additionally, the Assignor shall not have any duty or responsibility either initially or on a continuing basis to make any investigation or any appraisal on the Assignee's behalf or to provide the Assignee with any credit or other information with respect thereto, whether coming into the Assignor's possession before the execution of the Revolving Certificate Purchase Agreement or at any time thereafter. The Assignor shall have no responsibility with respect to the accuracy of, or the completeness of, any information provided to the Assignee, whether by the Assignor or by or on behalf of ARC or any other Person obligated under the Revolving Certificate Purchase Agreement or any related instrument or document.

     (d) The Assignee represents and warrants that it has made its own independent investigation of each of the foregoing matters, including the financial condition and affairs of ARC and its Affiliates, in connection with the making of the Purchases and the execution of this Agreement (including the solvency of ARC and its Affiliates, their ability to pay their respective debts as they mature and the capital of ARC and its Affiliates remaining after the closing under the Transaction Documents and the consummation of the transactions contemplated thereby) and has made and shall continue to make its own appraisal of the creditworthiness of ARC and its Affiliates. The Assignee (i) confirms that it has received copies of the Transaction Documents together with copies of certain other closing documents delivered in connection with the Revolving Certificate Purchase Agreement, financial statements and any other documents and information that it has requested or deemed appropriate to make its own credit analysis and decision to enter into this Agreement and (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Revolving Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Transaction Documents.

     SECTION 7.  No Proceedings and Confidentiality.  The Assignee hereby agrees
                 ----------------------------------
to be bound by the provisions of Sections 10.14 and 10.15 of the Revolving Certificate Purchase Agreement.

     SECTION 8.  [Withholding Taxes.  In accordance with Section 4.06 of the
                  -----------------
Revolving Certificate Purchase Agreement, the Assignee agrees to execute and deliver to the Agent, for delivery to ARC, on or before the Effective Date, and thereafter before January 15th of each year, (a) an Internal Revenue Service Form 1001 or 4224 or successor applicable form, properly completed and duly executed by the Revolving Purchaser certifying that it is entitled to receive payments under the Revolving Certificate Purchase Agreement without deduction or withholding of any United States Federal income taxes, and (b) an original copy of Internal Revenue Service Form W-8 or W-9 or applicable successor form, properly completed and duly executed. The Assignee represents and warrants to ARC and the Assignor that, as of the Effective Date, it shall be entitled to receive payments of principal and Investor Revolving Yield hereunder without deduction for or on account of any taxes imposed by the United States of America or any political subdivision thereof.
In the event that, after delivering the applicable form, the Assignee shall cease to be exempt from withholding and/or deduction of taxes, then the Agent may withhold and/or deduct the applicable amount from any payments of principal, Investor Revolving Yield and any fees to which the Assignee otherwise would be entitled, and the Agent shall have no liability whatsoever to the Assignee for any such withholding or deduction. The Assignee shall indemnify ARC and the Agent from and against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs or expenses that result from the Assignee's breach of such representation and warranty./*/

     SECTION 9.  ]Miscellaneous.  (a)  Each of the parties hereto agrees to take
                  -------------
any action and execute and deliver any documents that any party hereto reasonably may request from time to time in order to implement more fully the purposes of this Agreement. Without limiting the generality of the foregoing, the Assignor and the Assignee will cooperate in obtaining for the Assignee a Certificate (as well as a replacement Certificate for the Assignor representing any retained interest of the Assignor).

     (b) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

     (c) Except as otherwise set forth herein, this Agreement sets forth the entire agreement between the parties relating to the subject matter hereof, and no term or provision of this Agreement may be amended, changed, waived, discharged or terminated orally or otherwise, except in a writing signed by the Assignor and the Assignee.

     (d) This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which together shall constitute one and the same instrument.

     (e) Each of the parties hereto agrees that each party shall bear its own expenses in connection with the preparation and execution of this Agreement and the consummation of the Assignment described herein. The Assignee further agrees that it shall send a check in the amount of $3,000 to the Agent on or prior to the Effective Date, as payment of the processing and recordation fee described in Section 10.3(c) of the Revolving Certificate Purchase Agreement.

     (f) All representations and warranties made, and indemnities provided for, herein shall survive the consummation of the transactions contemplated hereby.


____________________________
/*/  If the Assignee is a foreign entity.

     (g) The Assignor may at any time or from time to time grant assignments and participations in its rights and obligations under the Revolving Certificate Purchase Agreement and its Certificate to other Persons, but not in the portions thereof assigned to the Assignee.

     (h) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Neither the Assignor nor the Assignee may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the other party. The preceding sentence shall not limit the right of the Assignee to assign all or part of the Assignee's Share in the manner contemplated by the Revolving Certificate Purchase Agreement.

     (i) The Assignee acknowledges that all obligations of the Agent are subject to Article IX of the Revolving Certificate Purchase Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers and delivered as of the day and year first above written.

                                           _____________________________,
                                            as Assignor

                                           By: _________________________
                                            Title: _____________________



                                           _____________________________,
                                            as Assignee

                                           By: _________________________
                                            Title: _____________________


     The undersigned hereby acknowledges the terms and provisions of this Agreement, and agrees to make payments in respect of principal, Investor Revolving Yield and fees as described in Section 4(a).
                                         ------------


BANKERS TRUST COMPANY,
 as the Agent

By: _______________________
 Title: ___________________

                                                                         ANNEX I
                                                     to the Assignment Agreement


ITEM 1.  ASSIGNEE'S SHARE:

       (a)  Assignee's Stated Amount                             $______________

       (b)  Assignee's Percentage                                ______________%


ITEM 2.  ADDRESS OF ASSIGNEE FOR NOTICE PURPOSES:


     __________________________________

     __________________________________

     __________________________________


     Attention: _______________________
     Telephone: _______________________
     Facsimile: _______________________


ITEM 3.  LIBOR OFFICE OF ASSIGNEE:


     __________________________________

     __________________________________

     __________________________________

||                                                                    APPENDIX X
                                               to Revolving Certificate Purchase
                                                         Agreement Series 1994-1

                       INDEX OF ADDITIONAL DEFINED TERMS
                       ---------------------------------

Agent..........................................................................1
Agreement......................................................................1
AmeriSource....................................................................1
ARC............................................................................1
Assignees.....................................................................25
Certificates...................................................................1
Confidential Information......................................................30
Credit Exposure...............................................................24
Financial Advisors............................................................14
Indemnitees...................................................................27
LIBOR Office...................................................................8
Non-Usage Fee..................................................................7
Participants..................................................................24
Percentage.....................................................................2
Pooling Agreement..............................................................1
Purchase.......................................................................2
Receivables Review............................................................20
Representative................................................................31
Required Revolving Purchasers.................................................19
Revolving Purchasers...........................................................1
Securities Act................................................................13
Servicer.......................................................................1
Specified Basis Points.........................................................7
Stated Amount..................................................................4
Supplement.....................................................................1
Taxes.........................................................................11
Transferee....................................................................26
Trust..........................................................................1
Trust Interest.................................................................1
Trustee........................................................................1

                                                                         page 10

||